    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 7, 2004

                                                             FILE NOS. 333-

                                                                        811-5845
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

REGISTRATION STATEMENT UNDER
   THE SECURITIES ACT OF 1933                                    [X]
   Pre-Effective Amendment No.                                   [ ]

   Post-Effective Amendment No.                                  [ ]
                                and
REGISTRATION STATEMENT UNDER
   THE INVESTMENT COMPANY ACT OF 1940                            [X]

   Amendment No. 38                                              [X]

                                   VAN KAMPEN
                                SENIOR LOAN FUND
        (Exact Name of Registrant as Specified in Declaration of Trust)

             1221 Avenue of the Americas, New York, New York 10020
                    (Address of Principal Executive Offices)

                                 (800) 847-2424
              (Registrant's Telephone Number, including Area Code)

                               Amy Doberman, Esq.
                               Managing Director
                          Van Kampen Investments Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020
                                 (212) 762-5260
                    (Name and Address of Agent for Service)

                                   Copies to:

                             Wayne W. Whalen, Esq.
                            Charles B. Taylor, Esq.
                             Skadden, Arps, Slate,
                               Meagher & Flom LLP
                              333 W. Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700

    Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. X
    It is proposed that this filing will become effective:
    X when declared effective pursuant to Section 8(c) of the Securities Act of 1933.

                               ------------------

                   CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                            PROPOSED*        PROPOSED*
                                           AMOUNT OF         MAXIMUM          MAXIMUM         AMOUNT OF
          TITLE OF SECURITIES             SHARES BEING    OFFERING PRICE     AGGREGATE       REGISTRATION
           BEING REGISTERED                REGISTERED        PER UNIT      OFFERING PRICE        FEE*
-----------------------------------------------------------------------------------------------------------
Common Shares of Beneficial Interest,
designated as Class A Shares                110,498           $9.05          $1,000,007        $126.70
Common Shares of Beneficial Interest,
designated as Class B Shares                110,498           $9.05          $1,000,007        $126.70
Common Shares of Beneficial Interest,
designated as Class C Shares                110,498           $9.05          $1,000,007        $126.70
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

  * Estimated solely for the purpose of calculating the registration fee.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION - DATED DECEMBER 7, 2004

Van Kampen Senior Loan Fund
 -------------------------------------------------------------------------------
Van Kampen Senior Loan Fund's (formerly known as Van Kampen Prime Rate Income Trust) investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in adjustable rate senior loans. Senior loans are business loans that have a senior right to payment. They are made to corporations and other borrowers and are often secured by specific assets of the borrower. The Fund believes that investing in adjustable rate senior loans should limit fluctuations in net asset value caused by changes in interest rates. You should, however, expect the Fund's net asset value to fluctuate as a result of changes in borrower credit quality and other factors.
There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund, including that the Fund may invest all or a substantial portion of its assets in below investment grade senior loans. SEE "RISKS."
This Prospectus offers three classes of common shares of beneficial interest (collectively the "Shares") of the Fund, designated as Class A Shares, Class B Shares and Class C Shares and describes a fourth class of Shares, designated as Class I Shares, which are not continuously offered. The Fund's Shares have no trading market and no market is expected to develop. You should consider your investment in the Fund to be illiquid. In order to provide liquidity to shareholders, the Fund will make, initially, quarterly offers to repurchase up
to [     ]% of its outstanding Shares at net asset value, subject to certain conditions. The Fund is seeking exemptive relief from the Securities and Exchange Commission ("SEC") to enable the Fund to conduct monthly repurchase offers. At present, the Fund expects that, upon receiving such exemptive relief,
it would conduct monthly repurchase offers for [     ]% of its outstanding
Shares. Although the Fund cannot guarantee that the SEC will grant it exemptive relief, the SEC has granted similar exemptive relief to other closed-end funds based on similar facts. There is no guarantee that you will be able to sell your Shares at any given time. SEE "REPURCHASE OF SHARES."
Shares of the Fund have not been approved or disapproved by the SEC or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                  This Prospectus is dated JANUARY     , 2005
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                                   (VAN KAMPEN INVESTMENTS LOGO)
                                   PROSPECTUS

The Fund's investment adviser is Van Kampen Asset Management (the "Adviser"). The Fund continuously offers its Class A Shares, Class B Shares and Class C Shares through Van Kampen Funds Inc., as principal underwriter ("VKF"), and through selected broker-dealers and financial services firms. The Fund also has outstanding Class I Shares. All Class B Shares and Class C Shares of the Fund
that were outstanding as of January   , 2005 have been combined into a new class
of Shares, which was designated as Class I Shares. The Class I Shares are not
continuously offered. The only new Class I Shares issued after January   , 2005
are those Class I Shares to satisfy dividend and capital gain reinvestment. Shares of each class are sold at their offering price, which is based upon the net asset value per Share for each class of Shares plus sales charges where applicable. SEE "FEES AND EXPENSES OF THE FUND" AND "PURCHASE OF SHARES."

This Prospectus sets forth the information about the Fund that you should know before investing. You should keep it for future reference. More information about the Fund, including a Statement of Additional Information dated January
  , 2005, has been filed with the SEC. This information is available upon written or oral request without charge. The Fund's Statement of Additional Information is incorporated herein by reference. You may get a copy of it by calling 1-800-847-2424. A table of contents for the Statement of Additional
Information is on page   . The SEC maintains a web site at http://www.sec.gov
that contains the Statement of Additional Information, material incorporated by reference and other information about SEC registrants, including the Fund.

Table of Contents

Fees and Expenses of the Fund...............................   4
Prospectus Summary..........................................   5
Financial Highlights........................................  10
The Fund....................................................  11
Investment Objective and Policies...........................  11
Risks.......................................................  17
Investment Practices and Special Risks......................  20
Management of the Fund......................................  23
Purchase of Shares..........................................  25
Repurchase of Shares........................................  35
Distributions from the Fund.................................  39
Shareholder Services........................................  39
Description of Shares.......................................  42
Taxation....................................................  44
Communications With Shareholders............................  45
Custodian, Dividend Disbursing Agent and Transfer Agent.....  46
Legal Opinions..............................................  46
Independent Registered Public Accounting Firm...............  46
Additional Information......................................  46
Table of Contents for the Statement of Additional
  Information...............................................  47
Appendix A.................................................. A-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's principal underwriter. This Prospectus does not constitute an offer by the Fund or by the Fund's principal underwriter to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Fees and Expenses of the Fund

 -------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

                                           CLASS A          CLASS B           CLASS C           CLASS I
                                           SHARES            SHARES            SHARES            SHARES
----------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price)                                        3.25%(1)           None              None              None(10)
.................................................................................................................
Maximum early withdrawal charge (as a
percentage of the lesser of original
purchase price or repurchase proceeds)         None(2)     0.00-3.00%(3)     0.00-1.00%(4)           None(10)
.................................................................................................................

ANNUAL OPERATING EXPENSES
(as a percentage of net assets attributable to Shares)
----------------------------------------------------------------------------------------------------------------
Investment advisory fee(5)                    0.86%             0.86%             0.86%             0.86%
.................................................................................................................
Administration fee(5)                         0.25%             0.25%             0.25%             0.25%
.................................................................................................................
Distribution and/or service fees(6),(9)       0.25%(7)          1.00%(7)          1.00%(7)           None
.................................................................................................................
Interest payments on borrowed funds           0.00%             0.00%             0.00%             0.00%
.................................................................................................................
Other expenses(8)                             0.29%             0.29%             0.29%             0.29%
.................................................................................................................
Total annual operating expenses(9)            1.65%(11)         2.40%(11)         2.40%(11)         1.40%
.................................................................................................................

(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but an early withdrawal charge of 1.00% may be imposed on certain repurchases by the Fund made within eighteen months of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum early withdrawal charge is 3.00% in the first year after purchase and declines thereafter as follows:

                         Year 1--3.00%
                         Year 2--2.50%
                         Year 3--2.00%
                         Year 4--1.50%
                         Year 5--1.00%
                         After--None

   See "Purchase of Shares -- Class B Shares."

(4) The maximum early withdrawal charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) See "Management of the Fund" for additional information. The Fund's expenses generally are based on expenses incurred during the Fund's fiscal year ended July 31, 2004, however, effective June 1, 2004, the Board of Trustees of the Fund approved a reduction of the advisory fee rate schedule of the Fund. The "Investment advisory fee" shown in the table reflect this new advisory fee rate schedule. Implementing this change, the effective rate went from approximately 0.95% to approximately 0.86% as of June 1, 2004.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of average daily net assets attributable to such class of Shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of Shares. See "Purchase of Shares."

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher distribution and service fees) mean that over time you could end up paying more for these Shares than if you were to pay front-end sales charges for Class A Shares.

(8) "Other Expenses" are based on estimated amounts for the fiscal year.

(9) The Fund's principal underwriter is currently waiving or reimbursing a portion of the Fund's service fee such that the "Distribution and/or service fees" are 0.10%, 0.85% and 0.85% for each of Class A Shares, Class B Shares and Class C Shares, respectively and the "Total annual operating expenses" are 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The fee waivers or expenses reimbursements can be terminated at any time.

(10) Class I Shares are not continuously offered.

(11) With the partial waiver of certain distribution and/or service fees, the total annual operating expenses for Class A Shares, Class B Shares and Class C Shares are 1.50%, 2.25% and 2.25%, respectively.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds.

The example assumes that you invest $1,000 in the Fund for the time periods indicated and then you tender and the Fund repurchases all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the Shares were purchased) and that all dividends and other distributions are reinvested at net asset value. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          ONE    THREE    FIVE     TEN
                          YEAR   YEARS   YEARS    YEARS
------------------------------------------------------------
Class A Shares            $      $       $        $
.............................................................
Class B Shares            $      $       $        $
.............................................................
Class C Shares            $      $       $        $
.............................................................
Class I Shares            $      $       $        $
.............................................................

You would pay the following expenses if you did not tender your shares for purchase:

                          ONE    THREE    FIVE     TEN
                          YEAR   YEARS   YEARS    YEARS
------------------------------------------------------------
Class A Shares            $      $       $        $
.............................................................
Class B Shares            $      $       $        $
.............................................................
Class C Shares            $      $       $        $
.............................................................
Class I Shares            $      $       $        $
.............................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the Shares were purchased.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

Prospectus Summary

 -------------------------------------------------------------------------------

This summary is qualified by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

                                    THE FUND

The Fund is a non-diversified, closed-end management investment company. The Fund completed an initial public offering in October 1989. The Fund has continuously offered its Shares since November 1989. In June 2003, the Fund completed a transaction in which it redesignated its shares issued before June 13, 2003 as Class B Shares and issued new Class C Shares to the shareholders of Van Kampen Senior Floating Rate Fund in exchange for the assets and liabilities
of that fund. In [           ], 2005, the Fund combined its Class B Shares and
Class C Shares issued before January   , 2005 into a new class of Shares
designated Class I Shares. In            , 2005, the Fund commenced offering new
Class A Shares, new Class B Shares and new Class C Shares (the new Class B Shares and new Class C Shares have different fees, expenses and characteristics than the original classes of Class B Shares and Class C Shares).

                                  THE OFFERING

The Fund now continuously offers three classes of Shares -- Class A Shares, Class B Shares and Class C Shares -- through VKF and through selected broker-dealers and financial services firms. The Class I Shares are not continuously
offered. The only new Class I Shares issued after January   , 2005 are those
Class I Shares issued to satisfy dividend and capital gain reinvestments. Shares of each class are sold at their offering price, which is based upon the net asset value per Share for such class of Shares plus sales charges where applicable. Class A Shares are subject to an up front sales charge of up to 3.25%. There is no initial sales charge or underwriting discount on purchases of Class B and Class C Shares but such Shares are subject to early withdrawal charges of up to 3% and 1%, respectively. VKF pays the broker-dealers and financial services firms participating in the continuous offering. [The minimum initial investment is $1,000 and minimum subsequent investment is $100. The minimum initial investment for tax-sheltered retirement plans is $250.]

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. Although the Fund seeks capital preservation, it is not a money market fund or a certificate of deposit, and it differs substantially from these products with respect to risks and liquidity, among other factors. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Risks."

                         PRINCIPAL INVESTMENT POLICIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of its total assets in adjustable rate senior loans ("Senior Loans"). Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities

("Borrowers"). These Borrowers operate in a variety of industries and geographic regions. The interest rates on Senior Loans adjust periodically, and the Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in its net asset value caused by changes in interest rates.

Senior Loans generally are negotiated between a Borrower and several financial institution lenders ("Lenders") represented by one or more Lenders acting as agent of all the Lenders ("Agent"). The Agent is responsible for negotiating the loan agreement (the "Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Fund may act as one of the group of original Lenders originating a Senior Loan, may purchase assignments of portions of Senior Loans from third parties and may invest in participations in Senior Loans. Senior Loans may include certain senior debt that is in the form of notes and not Loan Agreements.

Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Seniors Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower. Senior Loans also have contractual terms designed to protect Lenders. The Fund generally acquires Senior Loans of Borrowers that, in the Adviser's judgment, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Adviser. Because of their protective features, the Fund and the Adviser believe that Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities.

BORROWER CREDIT RISK. Investing in Senior Loans does involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund may invest all or a substantial portion of its assets in below investment grade Senior Loans, which are considered speculative by rating agencies (and are often referred to as "junk securities"). The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and careful analyses and monitoring of Borrowers. Nevertheless, you should expect that the Fund's net asset value will fluctuate as a result of changes in the credit quality of Borrowers and other factors. See "Risks -- Borrower Credit Risk."

OTHER INVESTMENT POLICIES. Other investment policies of the Fund include the following: the Fund may invest up to 20% of its total assets in Senior Loans that are not secured by any specific collateral; the Fund may invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated; and the Fund may invest up to 20% of its total assets in any combination of (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral (collectively, "junior debt securities"), (3) high quality short-term debt securities and (4) Treasury Inflation Protected Securities ("U.S. TIPS") and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities.

                               REPURCHASE OFFERS

From inception, the Fund's Board of Trustees has caused the Fund to make discretionary quarterly tender offers to repurchase Shares at the net asset value determined at the close of the tender offer. Although the Fund has conducted these offers quarterly since inception, there have been no assurances
that the Fund would do so. On [           ], 2004, the Board of Trustees
approved a new fundamental policy, as more fully described below, whereby the Fund commits to make regularly offers to repurchase Shares of the Fund. In order to provide liquidity to shareholders, the Fund will make, initially, quarterly
offers to repurchase up to [     ]% of its outstanding Shares at net asset
value. The Fund is seeking exemptive relief from the SEC to enable the Fund to conduct monthly repurchase offers. At present, the Fund expects that, upon receiving such exemptive relief, it would conduct monthly repurchase offers for
[     ]% of its outstanding Shares. Although the Fund cannot guarantee that the
SEC will grant it exemptive relief, the SEC has granted similar exemptive relief to other closed-end funds based on similar facts. See "Repurchase of Shares." The Fund will impose an early withdrawal charge payable to VKF on most Class B Shares accepted for repurchase that have been held for less than five years and on most Class C Shares accepted for repurchase that have been held for less than one year (and in certain circumstances on Class A Shares accepted for repurchase by the Fund which have been held for less than eighteen months). There is generally no early withdrawal charges on Class A Shares. See "Purchase of Shares -- Class A Shares." There are no early withdrawal charges on Class I Shares. The Fund may borrow to finance repurchases of Shares. Borrowings entail additional risks.

                               INVESTMENT ADVISER

Van Kampen Asset Management is the Fund's investment adviser. The Adviser also serves as investment adviser to Van Kampen Senior Income Trust, a closed-end investment company listed on the New York Stock Exchange which also invests primarily in Senior Loans. See "Management of the Fund."

                                 ADMINISTRATOR

VKF, the Fund's principal underwriter, also serves as the Fund's administrator (in such capacity, the "Administrator"). See "Management of the Fund."

                               FEES AND EXPENSES

The Fund will pay the Adviser a fee at an annualized rate of 0.900% of the average daily net assets of the Fund. This fee is reduced on assets in excess of $500 million. The Fund will pay the Administrator a fee at an annual rate of 0.25% of the average daily net assets of the Fund. See "Management of the Fund."

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), as if the Fund were an open-end investment company. The Fund also has adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no Distribution Plan or Service Plan for the Class I Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its Shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts. See "Purchase of Shares -- Distribution Plan and Service Plan."

                                 DISTRIBUTIONS

The Fund plans to make monthly distributions of substantially all net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Net capital gain, if any, will be distributed at least annually.

                           DIVIDEND REINVESTMENT PLAN

You may elect to have your dividends and capital gain distributions automatically reinvested in additional Shares purchased from the Fund at the net asset value per Share for such class of Shares. If you do not elect to participate in this dividend reinvestment plan, you will receive distributions in cash.

                          SPECIAL RISK CONSIDERATIONS

NO TRADING MARKET FOR SHARES. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Shares for trading on any national securities exchange. There is no secondary trading market for Shares. An investment in the Shares is illiquid. However, there is no restriction on transferring the Shares. There is no guarantee that you will be able to sell all of the Shares that you desire to sell in any repurchase offer by the Fund.

SENIOR LOANS. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Although the Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for Senior Loans and result in fluctuations in the Fund's net asset value. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value. See "Investment Objective and Policies."

Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

BORROWER CREDIT RISK. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Senior Loans of Borrowers that have filed for bankruptcy protection. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior position. Uncollateralized Senior Loans involve a greater risk of loss.

INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in Senior Loans to Borrowers that are organized or located in countries other than the United States provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring.

PARTICIPATIONS. The Fund may purchase participations in Senior Loans. Under a participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the Lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan. Certain participations in Senior Loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value.

REPURCHASE OFFER RISKS. If the Fund repurchases more Shares than it is able to sell, the Fund's net assets may decline and expense ratios may increase and the Fund's ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell and the Fund may be forced to dispose of Fund assets that may have declined in value.

FUND BORROWINGS. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) to finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to shareholders. The Fund will not use borrowings for investment leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets (including the amount borrowed). See "Repurchase of Shares."

NON-DIVERSIFIED STATUS. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and participations purchased from a single Lender. Although the Fund does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower, it may invest more than 5% of its assets in participations purchased from a single Lender. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

CERTAIN INVESTMENT PRACTICES. The Fund may use various investment practices that involve special risks, including engaging in interest rate and other hedging and risk management transactions. See "Investment Practices and Special Risks."

ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Shares -- Anti-Takeover Provisions in the Declaration of Trust."

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- seek high current income

- wish to add to their investment portfolio a fund that invests primarily in adjustable rate senior loans.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares involve investment risks, including the possible loss of your investment.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

    Financial Highlights

     ---------------------------------------------------------------------------

    Class I Shares. The following schedule presents financial highlights for one Class I Share* of the Fund outstanding throughout the periods indicated. The financial highlights for the fiscal years ended July 31, 2004, 2003,
    2002, 2001 and 2000 have been audited by              independent registered
    public accounting firm, and their report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the last page of this Prospectus. The information for the fiscal year ended July 31, 1999 and for the fiscal years ended prior to July 31, 1999 were audited by the Fund's former independent auditors. This financial highlights information should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report.

                                                                       FISCAL YEAR ENDED JULY 31
                                              2004        2003        2002        2001        2000        1999        1998
      ----------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period.............................  $   8.29    $   8.09    $   8.61    $   9.50    $   9.85    $   9.98    $   9.96
                                            --------    --------    --------    --------    --------    --------    --------
       Net Investment Income..............       .30(c)      .33(c)      .41(c)      .66(c)      .68         .64         .68
       Net Realized and Unrealized
         Gain/Loss........................       .68         .19        (.55)       (.86)       (.36)       (.13)        .01
                                            --------    --------    --------    --------    --------    --------    --------
      Total from Investment Operations....       .98         .52        (.14)       (.20)        .32         .51         .69
                                            --------    --------    --------    --------    --------    --------    --------
      Less:
         Distributions from Net Investment
           Income.........................       .25         .29         .38         .69         .67         .64         .67
         Return of Capital
           Distributions..................       .02         .03         -0-         -0-         -0-         -0-         -0-
                                            --------    --------    --------    --------    --------    --------    --------
      Total Distributions.................       .27         .32         .38         .69         .67         .64         .67
                                            --------    --------    --------    --------    --------    --------    --------
      Net Asset Value, End of Period......  $   9.00    $   8.29    $   8.09    $   8.61    $   9.50    $   9.85    $   9.98
                                            ========    ========    ========    ========    ========    ========    ========

      Total Return(a).....................    12.03%       6.58%      -1.61%      -2.11%       3.15%       5.23%       7.22%
      Net Assets at End of Period (in
       millions)..........................  $1,703.1    $1,876.1    $2,558.7    $3,989.7    $6,458.0    $8,136.4    $7,312.9
      Ratio of Expenses to Average Net
       Assets.............................     1.48%       1.54%       1.43%       1.43%       1.34%       1.35%       1.41%
      Ratio of Net Investment Income to
       Average Net Assets.................     3.44%       4.21%       4.85%       7.34%       6.97%       6.48%       6.81%
      Portfolio Turnover(b)...............       94%         49%         36%         42%         36%         44%         73%

                                         FISCAL YEAR ENDED JULY 31
                                        1997        1996        1995
      ------------------------------  --------------------------------
      Net Asset Value, Beginning of
       Period.......................  $  10.00    $  10.05    $  10.05
                                      --------    --------    --------
       Net Investment Income........       .70         .73         .76
       Net Realized and Unrealized
         Gain/Loss..................      (.04)       (.03)       (.00)
                                      --------    --------    --------
      Total from Investment Operatio       .66         .70         .76
                                      --------    --------    --------
      Less:
         Distributions from Net Inve
           Income...................       .70         .75         .76
         Return of Capital
           Distributions............       -0-         -0-         -0-
                                      --------    --------    --------
      Total Distributions...........       .70         .75         .76
                                      --------    --------    --------
      Net Asset Value, End of Period  $   9.96    $  10.00    $  10.05
                                      ========    ========    ========
      Total Return(a)...............     6.79%       7.22%       7.82%
      Net Assets at End of Period (i
       millions)....................  $6,237.0    $4,865.8    $2,530.1
      Ratio of Expenses to Average N
       Assets.......................     1.42%       1.46%       1.49%
      Ratio of Net Investment Income
       Average Net Assets...........     7.02%       7.33%       7.71%
      Portfolio Turnover(b).........       83%         66%         71%

    *  All Class B Shares and Class C Shares of the Fund that were outstanding
       as of January   , 2005 have been combined into a new class of Shares,
       which was designated as Class I Shares. The Class I Shares are not continuously offered. The only new Class I Shares issued after January
         , 2005 are those Class I Shares to satisfy dividend reinvestment. The Class I Shares financial highlights shown are derived from the financial highlights of the previously designated Class B Shares.

    (a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated.

    (b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

    (c) Based on average shares outstanding.

The Fund

 -------------------------------------------------------------------------------

The Fund is a non-diversified, closed-end management investment company. It was organized as a Massachusetts business trust on July 14, 1989. The Fund completed an initial public offering of its Shares and commenced investment operations in October 1989. Since November 1989, the Fund has continuously offered its Shares through VKF as principal underwriter. In June 2003, the Fund completed a transaction in which it redesignated its Shares issued before June 13, 2003 as Class B Shares and issued new Class C Shares to the shareholders of Van Kampen Senior Floating Rate Fund in exchange for the assets and liabilities of that
fund. In [           ], 2004, the Fund combined its Class B Shares and Class C
Shares issued before January   , 2004 into a new class of Shares designated
Class I Shares. In            , 2004, the Fund commenced offering new Class A
Shares, new Class B Shares and new Class C Shares (the new Class B Shares and new Class C Shares have different fees, expenses and characteristics than the original classes of Class B Shares and Class C Shares). The Fund now continuously offers three classes of Shares -- Class A Shares, Class B Shares and Class C Shares. The Class I Shares are not continuously offered. The only
new Class I Shares issued after January   , 2005 are those Class I shares to
satisfy dividend and capital gain reinvestment. The net proceeds from the sale of the Shares will be invested in accordance with the Fund's investment objective and policies or used for other operating purposes contemplated by this Prospectus. The Fund expects that it ordinarily will be able to invest the net proceeds from the sale of Shares within approximately 30 days of receipt. The Fund's principal office is located at 1221 Avenue of the Americas, New York, New York 10020 and its telephone number is 1-800-847-2424.

Investment Objective
and Policies

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. An investment in the Fund may not be appropriate for all investors and should not be considered a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Risks."

                              INVESTMENT POLICIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of its assets in Senior Loans. Because Senior Loans have very large minimum investments, typically $5 million or more, the Fund provides investors access to a market that normally is limited to institutional investors.

                          DESCRIPTION OF SENIOR LOANS

INTEREST RATES AND MATURITY. Interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit rate (the "CD Rate") or other base lending rates used by commercial lenders. LIBOR, as provided for in loan agreements, usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Adviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to the most creditworthy borrowers, although it may not be the bank's lowest available rate. The CD Rate, as provided for in loan agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

Interest rates on Senior Loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund will not invest more than 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loan. The Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in the Fund's net asset value caused by changes in interest rates. The Fund expects the values of its Senior Loan investments to fluctuate less than the values of fixed rate, longer-term income securities in response to the changes in interest rates. Changes in interest rates can, however, cause some fluctuation in the Fund's net asset value.

The Fund expects that its Senior Loans will have stated maturities ranging from three to ten years, although the Fund has no policy limiting the maturity of Senior Loans that it purchases. Senior Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Senior Loans may be considerably less than their stated maturity. The Fund estimates that the actual maturity of the Senior Loans in its portfolio will be approximately 18-24 months. Because the interest rates on Senior Loans adjust periodically, the Fund and the Adviser believe that reinvestment by the Fund in Senior Loans after prepayment should not result in a significant reduction in interest payable to the Fund. Fees received by the Fund may even enhance the Fund's income. See "-- The Senior Loan Process" below.

PROTECTIVE PROVISIONS OF SENIOR LOANS. Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower. These Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, such as trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries and affiliates. Collateral may also include guarantees or other credit support by affiliates of the Borrower. In some cases, a collateralized Senior Loan may be secured only by stock of the Borrower or its subsidiaries. The Loan Agreement may or may not require the Borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the Loan Agreement may authorize the Agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by specific collateral. Such unsecured Senior Loans involve a greater risk of loss.

Senior Loans also have contractual terms designed to protect Lenders. Loan Agreements often include restrictive covenants that limit the activities of the Borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.

BORROWERS. Borrowers operate in a variety of industries and geographic regions. The Fund does not intend to invest more than 5% of its total assets in Senior Loans of a single Borrower. In addition, the Fund will not invest more than 25% of its total assets in Borrowers that conduct their principal businesses in the same industry. Most Senior Loans are made to U.S. Borrowers. The Fund may, however, invest up to 20% of its total assets, measured at the time of investment, in Senior Loans made to non-U.S. Borrowers provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated. Investing in Senior Loans of non-U.S. Borrowers involves special risks. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring. See "Risks -- Investment in non-U.S. issuers."

The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock. Senior Loans typically have the most senior claim on a Borrower's assets while common stock has the most junior claim. The proceeds of Senior Loans that the Fund will purchase typically will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

The Fund may purchase and retain in its portfolio Senior Loans of Borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of Senior Loans, the Fund and the Adviser believe that Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analyses and monitoring of Borrowers.

The Fund generally invests in a Senior Loan if, in the Adviser's judgment, the Borrower can meet its payment obligations. The Adviser performs its own independent credit analysis of the Borrower in addition to utilizing information prepared and supplied by the Agent or other Lenders. When evaluating a Borrower, the Adviser considers many factors, including the Borrower's past and future projected financial performance. The Adviser also considers a Borrower's management, collateral and industry. The Fund generally acquires a collateralized Senior Loan if the Adviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Adviser continues to monitor a Borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. You should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of a Borrower could cause a permanent decrease in the Fund's net asset value. See "Risks -- Borrower Credit Risk."

The Adviser generally relies on its own credit analyses of Borrowers and not on analyses prepared by ratings agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Although a Senior Loan may not be rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating Senior Loans, and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality.

The following table sets forth the percentage of the Fund's Senior Loan assets invested in rated and unrated obligations (using the higher of Standard & Poor's or Moody's Investors Service, Inc. rating categories), based on valuations as of July 31, 2004:

------------------------------------------
    Rated Obligations     71.2%
...........................................
      BBB/Baa:             1.9%
...........................................
      BB/Ba:              32.3%
...........................................
      B/B:                36.0%
...........................................
      CCC/Caa:             1.0%
...........................................
    Unrated Obligations   28.8%
...........................................

                            THE SENIOR LOAN PROCESS

Senior Loans generally are negotiated between a Borrower and several Lenders represented by one or more Lenders acting as Agent of all the Lenders. The Agent is responsible for negotiating the Loan Agreement that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Agent is paid a fee by the Borrower for its services.

The Agent generally is required to administer and manage the Senior Loan on behalf of other Lenders. When evaluating Senior Loans, the Adviser may consider, and may rely in part on, analysis performed by the Agent and other Lenders. This analysis may include an evaluation of the value and sufficiency of any collateral securing Senior Loans. As to collateralized Senior Loans, the Agent usually is required to monitor the collateral. The Agent may rely on independent appraisals of specific collateral. The Agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The Agent generally is also responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

The Fund normally relies on the Agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the Agent to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and to notify the Fund (or the Lender from whom the Fund has purchased a participation) of any adverse change in the Borrower's financial condition. The Fund acts as a Lender with respect to a syndicated Senior Loan only where the Agent at the time of investment has outstanding debt or deposit obligations rated investment grade by a rating agency or determined by the Adviser to be of comparable quality. A rating agency's top four major rating categories generally are considered to be investment grade. For a description of rating categories, see Appendix A. The lowest tier of investment grade rating is considered to have speculative characteristics. The Fund will not purchase interests in Senior Loans unless the Agent, Lender and any other person positioned between the Fund and the Borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the Agent or other persons positioned between the Fund and the Borrower could result in losses for the Fund. See "Risks -- Senior Loans."

The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers include three primary types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders when a Senior Loan is originated. Commitment fees are paid to Lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Lenders may receive prepayment penalties when a Borrower prepays a Senior Loan. The Fund receives these fees directly from the Borrower if the Fund is an Original Lender (as defined below) or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment (as defined below). Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation (as defined below), depends on negotiations between the Fund and the Lender selling such interests. When the Fund buys an Assignment, it may be required to pay a fee to the Lender selling the Assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to.

The Fund may have obligations under a Loan Agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve. The Fund will not purchase a Senior Loan that would require the Fund to make additional loans if, as a result of such purchase, all of the Fund's additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the asset composition requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

                        TYPES OF SENIOR LOAN INVESTMENTS

The Fund may act as one of a group of Lenders originating a Senior Loan (an "Original Lender"), may purchase assignments or novations ("Assignments") of portions of Senior Loans from third parties and may invest in participations ("Participations") in Senior Loans. Senior Loans also include certain senior debt obligations that are in the form of notes rather than Loan Agreements and certain structured products with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such products. All of these interests in Senior Loans are sometimes referred to simply as Senior Loans.

ORIGINAL LENDER. When the Fund acts as an Original Lender, it may participate in structuring the Senior Loan. When the Fund is an Original Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the Borrower, frequently require the unanimous vote or consent of all Lenders affected. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan.

ASSIGNMENTS. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

PARTICIPATIONS. When the Fund purchases a Participation in a Senior Loan, the Fund will usually have a contractual relationship only with the Lender selling the Participation and not with the Borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of such payments from the Borrower. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender.

The Fund has taken the following measures in an effort to minimize these risks. The Fund will only acquire Participations if the Lender selling the Participation and any other persons positioned between the Fund and the Lender
(i) has, at the time of investment, outstanding debt or deposit obligations rated investment grade by a rating agency or that are determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

The Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, when the Fund holds a Participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although Lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

SENIOR DEBT SECURITIES. The Fund may invest up to 5% of its total assets in certain senior debt securities that are in the form of notes rather than Loan Agreements. The Fund will only purchase senior debt securities if (i) the senior debt securities represent the only form of senior debt financing of the Borrower or (ii) the senior debt securities are pari passu in the capital structure with other Senior Loans of a Borrower and the Adviser determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar, or more favorable to the Fund, compared to the other Senior Loans of such Borrower. There may be no person performing the role of the Agent for senior debt securities and, as a result, the Fund may be more dependent on the ability of the Adviser to monitor and administer these Senior Loans. Senior debt securities will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

STRUCTURED PRODUCTS. The Fund also may invest up to 5% of its total assets in structured notes, credit-linked notes ("CLN") and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security that has one or more special features, such as an interest rate based on a spread over an index or a benchmark interest rate, or other reference indicator, that may or may not correlate to the total rate of return on one or more underlying investments (such as Senior Loan interests) referenced in such notes. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments (such as Senior Loan interests) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk. Structured products where the rate of return is determined by reference to a Senior Loan will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its assets in Senior Loans.

                      OTHER IMPORTANT INVESTMENT POLICIES

The Fund may invest up to 20% of its total assets in (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, and (2) junior debt securities. The Fund also may convert a warrant into the underlying security. Although the Fund generally will acquire interests in warrants, equity securities and junior debt securities only when the Adviser believes that the value being given by the Fund is substantially outweighed by the potential value of such interests, investment in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans, including the potential for increasing fluctuations in the Fund's net asset value. Any warrants, equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

During normal market conditions, the Fund may invest up to 20% of its total assets in high quality, short-term debt securities with remaining maturities of one year or less and in Treasury Inflation Protected Securities ("U.S. TIPS") and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities. High quality, short-term debt securities in which the Fund may invest include commercial paper rated at least in the top two rating categories, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (the "CPI-U")). The Fund may purchase U.S. TIPS or other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities of any maturity. U.S. TIPS pay interest on a periodic basis, equal to a fixed interest rate applied to the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond. The Fund may invest in inflation-indexed securities issued by the U.S. government, its agencies or instrumentalities with other structures or characteristics as such securities become available in the market.

Risks

 -------------------------------------------------------------------------------

NO TRADING MARKET FOR SHARES. The Fund is a closed-end investment company designed for long-term investors. The Fund does not intend to list the Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are illiquid. However, there is no restriction on transferring the Shares. There is no guarantee that you will be able to resell to the Fund all of the Shares that you desire to sell at any particular time in any repurchase offer by the Fund.

SENIOR LOANS. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The substantial portion of the Fund's assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Shares. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value per Share. Illiquid securities are also difficult to value.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Should an Agent or Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an Original Lender or has purchased an Assignment, any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person's estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders. Such court action could under certain circumstances include invalidation of Senior Loans.

BORROWER CREDIT RISK. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's net asset value.

The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating Senior Loans, and Senior Loans in the Fund's portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans of Borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as "junk bonds." Senior Loans may not be rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Adviser may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the Adviser's credit analysis abilities. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of Borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the Lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. As of July 31, 2004, the Fund held in its portfolio 19 Senior Loans (the aggregate value of which represented approximately 6.85% of the value of the Fund's net assets on such date) of Borrowers that were subject to protection under the federal bankruptcy laws. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such Borrowers.

In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in Senior Loans to Borrowers that are organized or located in countries other than the United States provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring.

WARRANTS, EQUITY SECURITIES AND JUNIOR DEBT SECURITIES. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower's assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund's net asset value.

PARTICIPATIONS. The Fund may purchase Participations in Senior Loans. Under a Participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan. Certain participations in Senior Loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value.

REPURCHASE OFFER RISKS. If the Fund repurchases more Shares than it is able to sell, the Fund's net assets may decline and expense ratios may increase and the Fund's ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell and the Fund may be forced to sell Fund assets that may have declined in value. Such sales may affect the market for the assets being sold, which in turn, could diminish the value of an investment in the Fund. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, (or month if the exemptive relief filed with the SEC is granted) thereby increasing both the likelihood that proration will occur and the likelihood the Fund will repurchase more Shares than it is able to sell.

FUND BORROWINGS. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) to finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to shareholders. Borrowings may also result in greater volatility in the Fund's net asset value and an inability of the Fund to make certain dividend or other distributions to shareholders could adversely impact the Fund's federal income tax status as a regulated investment company. The Fund will not use borrowings for investment leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets (including the amount borrowed). See "Repurchase of Shares."

NON-DIVERSIFIED STATUS. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and Participations purchased from a single Lender. Although the Fund does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower, it may invest more than 5% of its assets in Participations purchased from a single Lender. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Shares -- Anti-Takeover Provisions in the Declaration of Trust."

Investment Practices and Special Risks

 -------------------------------------------------------------------------------

The Fund may use interest rate and other hedging transactions, purchase and sell Senior Loans and other securities on a "when issued" or "delayed delivery" basis and use repurchase and reverse repurchase agreements. These investment practices involve risks. Although the Adviser believes that these investment practices may aid the Fund in achieving its investment objective, there is no assurance that these practices will achieve this result.

                            INTEREST RATE AND OTHER
                              HEDGING TRANSACTIONS

The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio for which the Borrower has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined, although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed, and the Fund may invest in any such products to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

               "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

                             REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

                         REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

Management of the Fund

 -------------------------------------------------------------------------------

                               BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Fund's Board of Trustees.
                          INVESTMENT ADVISORY SERVICES

THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by dealers nationwide. VKF, the principal underwriter of the Fund and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Effective June 1, 2004, under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS   % PER ANNUM
---------------------------------------------------
    First $500 million           0.900%
....................................................
    Next $1 billion              0.850%
....................................................
    Next $1 billion              0.825%
....................................................
    Next $500 million            0.800%
....................................................
    Over $3 billion              0.775%
....................................................

Prior to June 1, 2004, the Fund paid the Adviser a monthly fee computed based on an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $4 billion            0.950%
...................................................
    Next $3.5 billion           0.900%
...................................................
    Next $2.5 billion           0.875%
...................................................
    Over $10 billion            0.850%
...................................................

Applying these fee schedules, the effective advisory fee rate was 0.86% of the Fund's average daily net assets for the Fund's fiscal year ended July 31, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, VKF or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or VKF may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or VKF may establish.

PORTFOLIO MANAGEMENT. Howard Tiffen, Managing Director of the Adviser and Vice President of the senior loan funds advised by the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. Tiffen assumed portfolio management responsibilities for the Fund in December 1999. Mr. Tiffen also has primary responsibility for the day-to-day management of the portfolio of the Van Kampen Senior Income Trust, a closed-end investment company listed on the New York Stock Exchange which also invests primarily in Senior Loans and has investment objectives and policies substantially similar to those of the Fund. Mr. Tiffen has over 30 years of investment experience and manages, as of September 30, 2004, approximately $4.3 billion in senior loan assets for Van Kampen. Mr. Tiffen is also Senior Vice President of Van Kampen Management Inc. Prior to joining the Adviser, Mr. Tiffen was senior portfolio manager for Pilgrim Investments' Senior Floating Rate Investment Management business from 1995 to 1999, where he managed the Pilgrim Prime Rate Trust and other structured senior loan portfolios. From 1982 to 1995, Mr. Tiffen held positions in the lending and capital markets functions at Bank of America, and its predecessor, Continental Bank. Mr. Tiffen received a bachelor's degree from Northwestern University, Chicago, Illinois. He also is an associate of the Chartered Institute of Bankers and a member of the Economic Club of Chicago.

                               THE ADMINISTRATOR

VKF, the Fund's principal underwriter, also serves as the Fund's Administrator. Its principal business address is 1221 Avenue of the Americas, New York, New York 10020. The Administrator is an affiliate of the Adviser.

Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement"), the Administrator (i) monitors provisions of Loan Agreements and any Participations and Assignments and is responsible for recordkeeping for Senior Loans; (ii) arranges for the printing and dissemination of reports to shareholders; (iii) arranges for dissemination of the Fund's proxy and any tender offer materials to shareholders, and oversees the tabulation of proxies by the Fund's transfer agent; (iv) negotiates the terms and conditions under which custodian services are provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiates the terms and conditions under which dividend disbursing services are provided to the Fund, and the fees to be paid by the Fund in connection therewith, and reviews the provision of such services to the Fund; (vi) provides the Fund's dividend disbursing agent and custodian with such information as is required for them to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) makes such reports and recommendations to the Board of Trustees as the Trustees reasonably request; and (viii) provides shareholder services to holders or potential holders of the Fund's securities.

For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund's net assets.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of Shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares, and describes a fourth class of Shares, designated as Class I Shares, which are not continuously offered. By issuing multiple classes of Shares, the Fund permits each investor to choose the class of Shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the Shares. As described more fully below, each class of Shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of Shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of repurchase by the Fund and any expenses (including higher distribution fees and transfer agency costs) resulting from such early withdrawal charge arrangement and Class I Shares are not subject to initial sales charges or early withdrawal charges (ii) each class of Shares has exclusive voting rights with respect to approvals of any applicable distribution plan and service plan (each as described below), under which the class's distribution fee and/or the service fee is paid, (iii) each class of Shares has different exchange privileges, (iv) certain classes of Shares are subject to a conversion feature and (v) certain classes of Shares have different shareholder service options available.

[Except as discussed under "Shareholder Services -- Investments by tax-sheltered retirement plans," the minimum initial investment in the Fund is $1,000 and minimum subsequent investment is $100.]

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per Share (plus sales charges, where applicable). The net asset values per Share of each class of Shares are generally expected to be substantially the same. The differences among the classes' per Share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of Shares.

The net asset value per Share for each class of Shares of the Fund is determined once daily as of 5:00 p.m., New York time) each day the New York Stock Exchange (the "Exchange") is open for trading except on any day on which no purchase or repurchase orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per Share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per Share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per Share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of Shares of the class outstanding. For more information about computing net asset value per Share, see the section entitled "Net Asset Value" in the Fund's Statement of Additional Information.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with Rule 12b-1 under the 1940 Act as if the Fund were an open-end investment company. The Fund also has adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no Distribution Plan or Service Plan for the Class I Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its Shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of Shares subject to higher distribution fees and service fees, you may pay more over time than on a class of Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of Shares. To assist investors in comparing classes of Shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of Shares offered herein.

                               HOW TO BUY SHARES

The Class A Shares, Class B Shares and Class C Shares are offered on a continuous basis through VKF as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services, Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such Shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares. See "Sales Compensation" below.

The offering price for Shares is based upon the next calculation of net asset value per Share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to 5:00 p.m. Eastern, and orders received by authorized dealers prior to 5:00 p.m. Eastern that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after 5:00 p.m. Eastern, and orders received by authorized dealers after 5:00 p.m. Eastern or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per Share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and VKF reserve the right to refuse any order for the purchase of Shares. The Fund also reserves the right to suspend the sale of the Fund's Shares in response to conditions in the securities markets or for other reasons.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and VKF reserve the right to not open your account if this information is not provided. If the Fund or VKF is unable to verify your identity, the Fund and VKF reserve the right to restrict additional transactions and/or reject your attempted purchase of Shares or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 3.25% (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $25,000                3.25%          3.36%
.................................................................
    $25,000 but less than
    $250,000                         2.75%          2.83%
.................................................................
    $250,000 but less than
    $500,000                         1.75%          1.78%
.................................................................
    $500,000 but less than
    $1,000,000                       1.50%          1.52%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose an early withdrawal charge of 1.00% on certain repurchases by the Fund made within eighteen months of the purchase. The early withdrawal charge is assessed on an amount equal to the lesser of the then current market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being repurchased by the Fund. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the Shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution and Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. Due to voluntary fee waivers by VKF, the aggregate distribution fees and service fees are currently 0.10% of the average daily net assets attributable to Class A Shares of the Fund.

                       CLASS A SHARES QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to the Fund and Van Kampen open-end investment companies advised by the Adviser and distributed by VKF as determined from time to time by the Fund's Board of Trustees.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the Shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or VKF.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in Shares of the Fund, or in any combination of Shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its Shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional Shares. The Fund initially will escrow Shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to VKF or, if not paid, VKF will liquidate sufficient escrowed Shares to obtain the difference.

                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or VKF. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and VKF. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, VKF will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or VKF.

The administrator of such a unit investment trust must have an agreement with VKF pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional Shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the Shares will not be resold except through repurchases by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with VKF and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. VKF may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with VKF and which are subject to certain minimum size and operational requirements.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase Shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with VKF.

 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by VKF from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with VKF in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by VKF will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by VKF from time to time. Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire Shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by VKF for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Effective December 1, 2004, Shares purchased in each group's participants account in connection with this privilege will be subject to an early withdrawal charge of 1.00% in the event of repurchase by the Fund within eighteen months of purchase and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows:
     1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by VKF. There is no minimum investment amount for purchases made under this option (10).

(11) Unit investment trusts sponsored by VKF or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase Shares pursuant to this provision or for placing an order in a repurchase offer by the Fund with respect to such Shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering Shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to an early withdrawal charge if repurchased by the Fund within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                          EARLY WITHDRAWAL
                             CHARGE AS A
                            PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       3.00%
.................................................
    Second                      2.50%
.................................................
    Third                       2.00%
.................................................
    Fourth                      1.50%
.................................................
    Fifth                       1.00%
.................................................
    Sixth and After              None
.................................................

The early withdrawal charge is assessed on an amount equal to the lesser of the then current market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being repurchased by the Fund. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the Shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on Shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the early withdrawal sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of repurchase by the Fund of such Shares.

In determining whether an early withdrawal charge applies to a repurchase, it is assumed that the Shares being repurchased first are any Shares in the shareholder's Fund account that are not subject to an early withdrawal charge, followed by Shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. Due to voluntary waivers by VKF, the aggregate distribution fees and service fees are currently 0.85% per year of the average daily net assets attributable to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no early withdrawal charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to an early withdrawal charge of 1.00% of the dollar amount subject to charge if repurchased by the Fund within one year of purchase.

The early withdrawal charge is assessed on an amount equal to the lesser of the then current market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being repurchased by the Fund. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the Shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on Shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether an early withdrawal charge applies to a repurchase of Shares, it is assumed that the Shares being repurchased first are any Shares in the shareholder's Fund account that are not subject to an early withdrawal charge, followed by Shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. Due to voluntary waivers by VKF, the aggregate distribution fees and service fees are currently 0.85% per year of the average daily net assets attributable to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no early withdrawal charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.

                               CONVERSION FEATURE

Class B Shares purchased on or after January   , 2005, including Class B Shares
received from reinvestment of distributions through the dividend reinvestment plan on such Shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased.

                       WAIVER OF EARLY WITHDRAWAL CHARGE

Upon the death of a shareholder, VKF will waive any early withdrawal charge (discussed above) applicable to the first $100,000 worth of such shareholder's Shares repurchased pursuant to a repurchase offer commenced within one year of such shareholder's death; provided that the Fund's transfer agent has received, on VKF's behalf, proper notice of the death of such holder. For this purpose, the transfer agent will be deemed to have received proper notice of such holder's death upon its receipt of (i) a duly executed Letter of Transmittal duly submitted in connection with a repurchase offer, (ii) a written request for waiver of the early withdrawal charge, in a form satisfactory to the transfer agent, signed by the shareholder's duly authorized representative or surviving tenant, (iii) appropriate evidence of death and (iv) appropriate evidence of the authority of the representative of the deceased shareholder or surviving tenant. Shares held in joint tenancy or tenancy in common will be deemed to be held by a single shareholder (which may be either tenant in the case of joint tenancy) and the death of any such tenant will be deemed to be the death of such shareholder. Information concerning the waiver of the early withdrawal charge may be obtained by contacting the Fund.

                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Class A Shares, Class B Shares and Class C Shares of the Fund may be exchanged without any sales charge for shares of the same class of any Participating Fund, and Class I Shares may be exchanged without any sales charge for Class A Shares of any Participating Fund, based on the next determined net asset value per share of each fund after the Fund makes a repurchase pursuant to a repurchase offer, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder
Services -- Exchange privilege."

REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has tendered for repurchase his or her Shares of the Fund may reinstate any portion or the net proceeds of such repurchase (and may include that amount necessary to acquire a fractional Share to round off his or her purchase to the next full Share) in Class A Shares of the Fund. A Class C Shareholder who has tendered his or her Shares of the Fund may reinstate any portion or all of the net proceeds of such repurchase (and may include that amount necessary to acquire a fractional Share to round off his or her purchase to the next full Share) in Class C Shares of the Fund with credit given for any early withdrawal charge paid upon such repurchase, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such Shares were repurchased. Shares acquired in this manner will be deemed to have the original cost and purchase date of the repurchased Shares for purposes of applying the early withdrawal charge applicable to Class C Shares to subsequent repurchases. Reinstatements are made at the net asset value per Share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the repurchase by the Fund of the Shares, provided that Shares of the Fund are available for sale. Reinstatement at net asset value per Share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that Shares of the Fund are available for sale. Shareholders must notify the principal underwriter or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.

DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of Shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

                               SALES COMPENSATION

VKF acts as the principal underwriter of the Fund's Shares pursuant to a written agreement (the "Distribution and Service Agreement"). VKF has the exclusive right to distribute Shares of the Fund through authorized dealers on a continuous basis. VKF's obligation is an agency or "best efforts" arrangement under which VKF is required to take and pay for only such Shares of the Fund as may be sold to the public. VKF is not obligated to sell any stated number of Shares. VKF bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) (i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

With respect to sales of Class A Shares of the Fund, the total concessions reallowed to authorized dealers at the time of purchase are as follows:

                                             REALLOWED
                                            TO DEALERS
    SIZE OF                             AS A PERCENTAGE OF
    INVESTMENT                            OFFERING PRICE
---------------------------------------------------------------
    Less than $25,000                          3.00%
................................................................
    $25,000 but less than $250,000             2.50%
................................................................
    $250,000 but less than $500,000            1.50%
................................................................
    $500,000 but less than
    $1,000,000                                 1.25%
................................................................
    $1,000,000 or more                       *
................................................................

* A commission or transaction fee will be paid by VKF at the time of purchase directly out of VKF's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such Shares sold as follows:
  1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. On sales less than $1 million, authorized dealers are eligible to receive the ongoing service fees with respect to such Shares immediately following the purchase. On sales greater than $1 million, authorized dealers become eligible to receive the ongoing service fee with respect to such Shares commencing in the second year following purchase; the proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to VKF and are used by VKF to defray its distribution and service related expenses.

With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by VKF at the time of purchase directly out of VKF's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such Shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares. Proceeds from any early withdrawal charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to VKF and are used by VKF to defray its distribution related expenses in connection with the sale of the Fund's Shares, such as the payment to authorized dealers for selling such Shares. With respect to Class C Shares, the authorized dealers generally receive from VKF ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase. With respect to Class B Shares and Class C Shares, the authorized dealers are eligible to receive the ongoing service fees with respect to such Shares immediately following the purchase.

With respect to Class I Shares, there are no sales charges paid by investors. In
January   , 2005, the Fund combined its Class B Shares and Class C Shares issued
before January   , 2005 into a new class of Shares designated Class I Shares.
The new Class I Shares have no early withdrawal charges (the early withdrawal schedules applicable to the former Class B Shares and Class C Shares outstanding
at January   , 2005 has been terminated). The new Class I Shares have no distribution plan or service plan (the service plan applicable to the former
Class C Shares outstanding at January   , 2005 has been terminated). With
respect to newly offered Class I Shares that were converted from Class B Shares or Class C Shares only, the former authorized dealer compensation arrangements applicable to such Shares before conversion will continue to apply to such Shares whereby VKF pays, out of its funds, as follows:

                               FORMER CLASS B SHARES,
                                 NOW CLASS I SHARES
    FORMER CLASS B SHARES,     ----------------------
    NOW CLASS I SHARES          ANNUAL COMPENSATION
    ----------------------        AS A PERCENTAGE
    YEAR AFTER DATE                 OF VALUE OF
    OF ORIGINAL PURCHASE         SHARES OUTSTANDING
--------------------------------------------------------------
    First                              0.00%
...............................................................
    Second                             0.10%
...............................................................
    Third                              0.15%
...............................................................
    Fourth                             0.20%
...............................................................
    Fifth                              0.25%
...............................................................
    Sixth and following                0.35%
...............................................................

                               FORMER CLASS C SHARES,
                                 NOW CLASS I SHARES
    FORMER CLASS C SHARES,     ----------------------
    NOW CLASS I SHARES          ANNUAL COMPENSATION
    ----------------------        AS A PERCENTAGE
    YEAR AFTER DATE                 OF VALUE OF
    OF ORIGINAL PURCHASE         SHARES OUTSTANDING
--------------------------------------------------------------
    First                              0.00%
...............................................................
    Second and following               0.75%
...............................................................

In addition to reallowances or commissions described above, VKF may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which VKF will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by VKF, or participates in sales programs sponsored by VKF, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, VKF in its discretion may from time to time, pursuant to objective criteria established by VKF, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Adviser and/or VKF may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain other authorized dealers in connection with the sale or retention of Fund Shares and/or shareholder servicing. For example, the Adviser or VKF may pay additional compensation to Morgan Stanley DW and to other authorized dealers for the purpose of promoting the sale of Fund Shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting VKF access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Funds advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or VKF. The amount of these payments, as determined from time to time by the Adviser or VKF, may be different for different authorized dealers.

With respect to Morgan Stanley DW financial advisors and intermediaries, these payments currently include the following amounts: (1) for Shares sold through Morgan Stanley DW's Mutual Fund Network (other than sales through Morgan Stanley DW 401(k) platforms), (a) an amount equal to 0.20% of value (at the time of sale) of gross sales of Fund Shares and (b) for those shares purchased on or after January 1, 2001, an ongoing annual fee in an amount up to 0.05% of the value of such Fund Shares held for a one-year period or more; and (2) for Shares sold through Morgan Stanley DW 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund Shares held.

With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund Shares and
(b) an ongoing annual fee in an amount up to 0.10% of the value of such Fund Shares; and (2) for Shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund Shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley DW or their authorized dealers may provide Morgan Stanley DW or other authorized dealers, and their representatives or employees, with an incentive to favor sales of Shares of the Fund over other investment options with respect to which Morgan Stanley DW or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for Shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund Shares.

                                INDEMNIFICATION

The Fund has agreed to indemnify VKF and hold VKF harmless against, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended, except for any liability to the Fund or its security holders to which VKF would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by its reckless disregard of its obligations and duties under its agreement with the Fund.

Repurchase of Shares

 -------------------------------------------------------------------------------

                         REPURCHASE OFFERS BY THE FUND

From inception, the Fund's Board of Trustees has caused the Fund to make discretionary quarterly tender offers to repurchase Shares at the net asset value determined at the close of the tender offer. Although the Fund has conducted these offers quarterly since inception, there have been no assurances
that the Fund would do so. On [           ], 2004, the Board of Trustees
approved a new fundamental policy, as more fully described below, whereby the Fund commits to make regularly offers to repurchase Shares of the Fund.

To provide you with a degree of liquidity, and the ability to receive net asset
value on a disposition of your Shares, beginning in [           ], 2004, the
Fund, as a matter of fundamental policy, which cannot be changed without shareholder approval, will make quarterly offers to repurchase its Shares; provided that no shareholder approval will be required to conduct repurchase offers on a monthly basis if exemptive relief is obtained from the SEC, as described below. When making quarterly repurchase offers, the Fund currently
anticipates that each quarterly offer will be for up to [     ]% of its Shares
outstanding on the date repurchase offers are due. If the Fund obtains exemptive relief from the SEC to allow monthly tenders, it would cease making quarterly tenders; and then when making monthly repurchase offers, the Fund currently
anticipates that each monthly offer will be for up to      % of its Shares
outstanding on the date repurchase offers are due. In general, the Fund can conduct a repurchase offer for not less than 5% and up to a maximum of 25% of its outstanding Shares at net asset value. (The Fund may also make a discretionary repurchase offer once every two years but has no current intention to do so.) An early withdrawal charge payable to VKF will be imposed on most Class B and Class C Shares accepted for repurchase by the Fund which have been held for less than five years or one year, respectively (and in certain circumstances on Class A Shares accepted for repurchase by the Fund which have been held for less than eighteen months), as described more fully under "Purchase of Shares."

The Fund has filed an exemptive application with the SEC seeking exemptive relief to enable the Fund to conduct such repurchase offers on a monthly basis. The Fund cannot ensure that such relief will be granted. However, the SEC in the past has granted similar relief based on similar facts. If the SEC grants the Fund exemptive relief, all subsequent repurchase offers will need to comply with the terms and conditions of the relief.

Until relief is obtained from the SEC permitting the Fund to conduct monthly repurchase offers, quarterly repurchase offers will end on the tenth business day of each quarterly period. If the Fund is granted such relief, then thereafter monthly repurchase offers will end on the tenth business day of each month. If the Fund is not granted such relief, the Fund will continue with quarterly repurchase offers.

When a repurchase offer commences, the Fund publishes a notification of the offer specifying, among other things:

- The percentage of Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.
  This generally will be [     ]% for quarterly repurchase offers and [     ]%
  for monthly repurchase offers.

- The date on which a shareholder's repurchase request is due. This generally will be the tenth business day of the month in which the repurchase offer ends.

- The date that will be used to determine the Fund's net asset value applicable to the repurchase offer. This is generally expected to be the day on which requests are due.

- The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase. This generally will be the third business day after the day repurchase requests are due.

- The net asset value of the Shares of the Fund as of a date no more than seven days prior to the date of the notification.

- The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders prior to the date requests are due.

- The circumstances in which the Fund may suspend or postpone a repurchase offer.

- Any fees applicable to the repurchase offer.

For quarterly repurchase offers, the Fund intends to publish this notification approximately 30 days before the due date for the repurchase request, but in no event will the notice be published less than 21 or more than 42 days in advance. For monthly repurchase offers, notice would be published as permitted by the SEC. Your Shares of the Fund must be held through an authorized dealer. Certificated Shares generally are not available, and you are not able to receive repurchase offers directly from the Fund. Your authorized dealer may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased Shares. During the period the offer to repurchase is open, shareholders may obtain current net asset values by calling the Fund at (800) 847-2424 or (800) 421-2833 (for the hearing impaired) or from our website at www.vankampen.com.

THE DUE DATE FOR REPURCHASE REQUESTS IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. If your broker or dealer fails to submit your repurchase request in good order by the due date, you will be unable to liquidate your Shares until a subsequent repurchase offer, and you will have to resubmit your request in the next repurchase offer. You should be sure to advise your authorized dealer of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the due date.

THE FUND'S FUNDAMENTAL POLICIES WITH RESPECT TO REPURCHASE OFFERS. The Fund has adopted the following fundamental policies in relation to its repurchase offers which may only be changed by a majority vote of the outstanding voting securities of the Fund (which is defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities):

- the Fund will make repurchase offers every three months, pursuant to Rule
  23c-3 under the 1940 Act, commencing [           ], 200[  ]; provided that the
  Fund may make repurchase offers monthly in accordance with any exemptive relief granted by the SEC;

- the repurchase request due dates will be the tenth business day of each month in which a repurchase offer is made; and

- there will be a maximum 14 calendar day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase offer is determined.

OVERSUBSCRIBED REPURCHASE OFFERS. There is no minimum number of Shares that must be tendered before the Fund honors repurchase requests. However, the Fund's Board of Trustees for each repurchase offer sets a maximum percentage of Shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund repurchases the Shares tendered on a pro rata basis.

If proration is necessary, the Fund sends to shareholders or publishes a notice of proration on the business day following the due date. The number of

Shares each investor asked to have repurchased is reduced by the same percentage. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other investors' requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration.

The Fund may suspend or postpone a repurchase offer in limited circumstances, as more fully described below, but only with the approval of a majority of the Fund's Board of Trustees, including a majority of non-interested Trustees (such Trustees not being "interested persons" of the Fund as defined by the 1940 Act).

The Fund may suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (B) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (D) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO TENDER AS MANY OF YOUR SHARES AS YOU DESIRE TO SELL.

DETERMINATION OF REPURCHASE PRICE. The repurchase price payable in respect of a tendered Share will be equal to the Share's net asset value on the date specified in the notice. The Fund's net asset value per Share may change materially between the date a repurchase offer is mailed and the due date, and it may also change materially shortly after a repurchase is completed. The method by which the Fund calculates net asset value is discussed under the caption "Net Asset Value" in the Statement of Additional Information.

PAYMENT. The Fund generally repurchases Shares on the third business day after the net asset value determination date selected to determine the repurchase price. Proceeds are distributed to authorized dealers as specified in the repurchase offer notification, usually on the third business day after repurchase. In any event, the Fund pays repurchase proceeds no later than seven days after such net asset value determination date.

IMPACT OF REPURCHASE POLICIES ON THE LIQUIDITY OF THE FUND. From the time the Fund distributes or publishes each repurchase offer notification until the net asset value determination date, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, liquid assets means assets that may be disposed of in the ordinary course of business at approximately the price at which they are valued or which mature by the repurchase payment date. The Fund is also permitted to borrow up to 33 1/3% of its total assets to meet repurchase requests, as more fully described below.

CONSEQUENCES OF REPURCHASE OFFERS. The Fund believes that repurchase offers will generally be beneficial to the Fund's shareholders, and will generally be funded from available cash or sales of portfolio securities. However, the acquisition of Shares by the Fund will decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income. The Fund intends to continually offer its Shares, which may alleviate potential adverse consequences of repurchase offers, but there is no assurance that the Fund will be able to sell additional Shares.

Repurchase of the Fund's Shares through repurchase offers will reduce the number of outstanding Shares and, depending upon the Fund's investment performance and its ability to sell additional Shares, its net assets.

In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxation."

Costs associated with the tender will be charged against capital. See the Statement of Additional Information for additional information concerning repurchase of Shares.

Because of the nature of the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Shares. As a result, the Fund may be required to increase the amount of its portfolio invested in cash or short-term investments in anticipation of tender offers or to borrow money in order to finance repurchases. Cash and short-term investments generally produce a lower return than investments in Senior Loans, and borrowing involves costs and expenses.

                                   BORROWINGS

The Fund's Declaration of Trust authorizes the Fund, without prior approval of the shareholders, to borrow money in an amount up to 33 1/3% of the Fund's total assets, for the purpose of, among other things, obtaining short-term credits in connection with tender offers by the Fund for Shares. In this connection, the Fund may issue notes or other evidence of indebtedness or secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowing, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing by the Fund. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Further, the terms of any such borrowing may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to the holders of Shares. The Fund does not intend to use borrowings for long-term financial leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments, pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

The Fund has entered into a Revolving Credit and Security Agreement, dated as of November 17, 2003, as amended as of November 11, 2004, (as amended or modified from time to time, the "Credit Agreement"), among the Fund, as borrower, Falcon Asset Securitization Corporation, as conduit lender (the "Conduit Lender"), and Bank One, NA (Main Office Chicago) ("Bank One"), Danske Bank A/S, State Street Bank and Trust Company and the other secondary lenders from time to time party thereto (collectively, the "Secondary Lenders") and Bank One, as program agent (the "Program Agent"), pursuant to which the Conduit Lender may provide, and if the Conduit Lender does not provide, the Secondary Lenders will provide, advances of up to $300,000,000 to the Fund which are secured by substantially all of the assets of the Fund. Although borrowings under the Credit Agreement are secured by substantially all of the Fund's assets, the lenders need to institute proceedings to actually seize Senior Loans from the Fund and they are not entitled to assets in excess of the amounts owed under the Credit Agreement. In the event of default under the Credit Agreement, the lenders under such agreement may seize assets of the Fund in their discretion up to the value of the debt without regard to whether or not the Fund deems such assets to be worthwhile assets to continue to hold. Additionally, in the event of default under an advance, if the value of the Fund's assets drops dramatically between the time of an advance and the time of foreclosure and if the Fund is unable to maintain adequate asset coverage before such foreclosure, the lenders could foreclose on assets exceeding 33 1/3% of the Fund's total assets. However, the Fund is required on an ongoing basis to maintain asset coverage of at least 300% of any borrowings, so the likelihood of foreclosure of assets exceeding 33 1/3% of the Fund's total assets is remote. This credit facility can provide the Fund with additional liquidity to meet its obligations to purchase Shares pursuant to repurchase offers by the Fund. The credit facility provided pursuant to the Credit Agreement will terminate on November 10, 2005, unless extended by its terms. See "Repurchase of Shares" in the Statement of Additional Information.

                            EARLY WITHDRAWAL CHARGE

As described under the Prospectus heading "Purchase of Shares," repurchases of Class B Shares and Class C Shares may be subject to an early withdrawal charge. In addition, certain repurchases of Class A Shares for shareholder accounts of $1 million or more may be subject to an early withdrawal charge. Repurchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The early withdrawal charge will be paid to VKF. For the fiscal years ended July 31, 2002, 2003 and 2004, VKF received payments totaling $7,154,300, $3,060,000 and $616,700, respectively, pursuant to the early withdrawal charge. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares.

Distributions
from the Fund

 -------------------------------------------------------------------------------

The Fund's present policy is to declare daily and pay monthly distributions to shareholders of substantially all of the Fund's net investment income. Distributions cannot be assured, and the amount of each monthly distribution is likely to vary. The Fund's net capital gain, if any, generally will be distributed at least annually. You may elect to have distributions automatically reinvested in additional Shares. See "Shareholder Services -- Reinvestment plan."

The per Share dividends on Class B Shares and Class C Shares may be lower than the per Share dividends on Class A Shares and Class I Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of Shares.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, Share certificates and retirement plans, please contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. You may choose to have your dividend and capital gain distributions reinvested in additional Shares at the net asset value per Share for such class of Shares (without a sales charge). If you do not make this election, all distributions will be made in cash. You may withdraw from the dividend reinvestment plan at any time by contacting State Street Bank and Trust Company, as Plan Agent, at the address or telephone number listed below. Your withdrawal will become effective for dividends and declarations that occur after, and have a record date of at least ten days after, the Plan Agent's receipt of your notice to withdraw from the dividend reinvestment plan.

All correspondence concerning the dividend reinvestment plan should be directed to State Street Bank and Trust Company, as Plan Agent, c/o Van Kampen Investor Services Inc., P.O. Box 947, Jersey City, New Jersey 07303-0947. Please call 1-800-847-2424 (1-800-421-2833 for the hearing impaired) if you have questions regarding the Plan. See "Dividend Reinvestment Plan" in the Statement of Additional Information.

AUTOMATIC INVESTMENT. Once an investor has opened an account in the Fund with the minimum $1,000 investment, the automatic investment option may be utilized to make regular monthly investments of $100 or more into such investor's account with the Fund. In order to utilize this option, an investor must fill out and sign the automatic investment application available from the transfer agent, the Fund, such investor's broker or dealer or VKF. Once the transfer agent has received this application, such investor's checking account at his designated bank will be debited each month in the amount authorized by such investor to purchase Shares of the Fund. Once enrolled in the automatic investment program, an investor may change the monthly amount or terminate participation at any time by writing the transfer agent. Investors in the automatic investment program will receive a confirmation of these transactions from the Fund quarterly and their regular bank account statements will show the debit transaction each month.

EXCHANGE PRIVILEGE. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the tender and repurchase of Class A Shares, Class B Shares and Class C Shares of the Fund in the same class of shares of certain Participating Funds. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the tender and repurchase of Class I Shares of the Fund in Class A Shares of certain Participating Funds. The exchange takes place without any sales charge at the next determined net asset value of each fund after the Fund makes a repurchase pursuant to a repurchase offer. The early withdrawal charge will be waived for Shares tendered in exchange for shares in the Participating Funds; however, such shares immediately become subject to a contingent deferred sales charge schedule equivalent to the early withdrawal charge schedule on Shares of the Fund. Thus, shares of such Participating Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the Participating Funds. The purchase of shares of such Participating Funds will be deemed to have occurred at the time of the initial purchase of the Shares of the Fund for calculating the applicable contingent deferred sales charge.

Shares of Participating Funds may be exchanged for Shares of the same class of the Fund based on the net asset value of each fund after requesting the exchange without any sales charge.

Investors should note; exchanges out of the Fund can only occur in connection with a repurchase offer which occurs quarterly (and may occur monthly in the future). See "Repurchase of Shares." Exchanges can occur into the Fund on any day the Fund is offering its Shares, which is generally every business day. Exchanging shares of other Participating Funds for Shares of the Fund involves certain risks, including the risk that the Fund's Shares are illiquid. See "Risks" generally and "Risks -- No trading market for Shares."

Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or VKF or by visiting our web site at www.vankampen.com.

To be eligible for exchange, Shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge or early withdrawal charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge or early withdrawal charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed or tendered and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge or early withdrawal charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of Shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its Shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is tendering or redeeming will be tendered or redeemed at the net asset value per share next determined in the following repurchase offer or on the date of receipt, as applicable. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

As described under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A

Shares at the time of purchase on investments of $1 million or more, but an early withdrawal charge ("EWC-Class A") may be imposed on certain repurchases made within eighteen months of purchase. For purposes of the EWC-Class A and a contingent deferred sales charge on certain redemptions of Class A Shares of other Participating Funds ("CDSC-Class A"), when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A or a EWC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A or a EWC-Class A is payable, it is assumed that shares being redeemed or repurchased first are any shares in the shareholder's account not subject to a contingent deferred sales charge or early withdrawal charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge or early withdrawal charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed or repurchased. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

INVESTMENTS BY TAX-SHELTERED RETIREMENT PLANS. Shares are available for purchase in connection with certain types of tax-sheltered retirement plans. Eligible investors may establish individual retirement accounts ("IRAs"), Employee Pension Plans ("SEP's"), other pension and profit sharing plans, 401(k) plans or Section 403(b)(7) plans. Documents and forms containing detailed information regarding these plans are available from VKF.

The purchase of Shares may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250.

Shareholders considering establishing a retirement plan or purchasing any Shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

The illiquid nature of the Shares may affect the nature of distributions from tax-sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax-sheltered retirement plans.

Description of Shares

 -------------------------------------------------------------------------------

The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 14, 1989, as amended to the date hereof (the "Declaration of Trust"). The Fund's name was originally Van Kampen Merritt Prime Rate Income Trust. The Fund's name was changed to Van Kampen American Capital Prime Rate Income Trust in October 1995. The Fund's name was changed to Van Kampen Prime Rate Income Trust in July 1998. The Fund adopted its current name in June 2003.

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per common share. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of Shares. The Fund currently offers three classes of Shares, designated as Class A Shares, Class B Shares and Class C Shares. The Fund also has Class I Shares, which are not continuously offered. The only new Class I Shares issued after January , 2005 are those Class I Shares to satisfy dividend and capital gain reinvestments. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of Shares of the Fund generally is identical in all respects, except that each class of Shares may be subject to: its own sales charge structure, including front-end sales charges or any early withdrawal charge structure; different distribution and service plans and separate voting rights with respect to any such distribution and service plans of a class; different class designations; the impact of any class expenses directly attributable to a particular class of Shares allocated to such class; differences in dividends and net asset value resulting from differences in fees under the distribution and service plans or class expenses; and different exchange or conversion privileges of the classes as permitted under the 1940 Act. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Shareholders will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The terms of any borrowings may limit the payment of dividends to shareholders. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among shareholders. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund does not intend to hold annual meetings of shareholders. At meetings, Shares of the Fund entitle their holders to one vote per Share; however, separate votes are taken by each class of Shares on matters affecting an individual class of Shares.

As a rule, the Fund will not issue Share certificates. However, upon written request to the Fund's transfer agent, a Share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Shares. Shares of the Fund issued before June 13, 2003 were redesignated as Class B Shares. Class C Shares
of the Fund were not issued prior to June 13, 2003. In [           ], 2004, the
Fund combined its Class B Shares and Class C Shares issued before January  ,
2004 into a new class of Shares designated Class I Shares. In            , 2004,
the Fund commenced offering new Class A Shares, new Class B Shares and new Class C Shares (the new Class B Shares and new Class C Shares have different fees, expenses and other characteristics than the original Class B Shares and Class C Shares). The following table sets forth, for the quarterly periods ending on the dates set forth below, the high and low net asset value per Class I Shares during such period:

                                                                  CLASS I
                         QUARTERLY                            ---------------
                       PERIOD ENDING                           HIGH     LOW
-----------------------------------------------------------------------------
September 30, 2004                                             $        $
..............................................................................
June 30, 2004
..............................................................................
March 31, 2004
..............................................................................
December 31, 2003                                              $        $
..............................................................................
September 30, 2003
..............................................................................
June 30, 2003
..............................................................................
March 31, 2003
..............................................................................
December 31, 2002                                              $        $
..............................................................................
September 30, 2002
..............................................................................
June 30, 2002
..............................................................................
March 31, 2002
..............................................................................

As of            , 2004, the net asset value per Class I Share was $           .

The following table sets forth certain information with respect to the Shares as
of            , 2004:

                                        (3)           (4)
                                      AMOUNT         AMOUNT
                                       HELD       OUTSTANDING
                          (2)       BY FUND FOR   EXCLUSIVE OF
         (1)             AMOUNT       ITS OWN     AMOUNT SHOWN
   TITLE OF CLASS      AUTHORIZED     ACCOUNT      UNDER (3)
------------------------------------------------------------------
Class A Shares         unlimited
...................................................................
Class B Shares         unlimited
...................................................................
Class C Shares         unlimited
...................................................................
Class I Shares         unlimited
...................................................................

                          ANTI-TAKEOVER PROVISIONS IN
                            THE DECLARATION OF TRUST

The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the Shares, such provisions could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices.

The Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding Shares then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of Shares and their associates, unless the Board of Trustees shall have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Shares of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

A Trustee may be removed from office (i) with cause by a written instrument signed by at least two-thirds of the remaining Trustees or (ii) by a vote of the holders of at least two-thirds of the Shares.

The Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Taxation

 -------------------------------------------------------------------------------

The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, it would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

                                 DISTRIBUTIONS

Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares have been held by such shareholders. The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corpora-tions. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in Senior Loans and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rate applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rate on long-term capital gains prior to its scheduled expiration under the 2003 Tax Act. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

                                 SALE OF SHARES

Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. [The federal income tax consequences of the repurchase of Shares pursuant to a tender offer will be disclosed in the related offering documents.] Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

                              CAPITAL GAINS RATES

As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (1) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (2) for taxable years ending on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31,
2008). The maximum long-term capital gains rate for corporations is 35%. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rate on long-term capital gains prior to its scheduled expiration under the 2003 Tax Act.

                                    GENERAL

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Communications With Shareholders

 -------------------------------------------------------------------------------

The Fund will send semi-annual and annual reports to shareholders, including a list of the portfolio investments held by the Fund.

From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications and may include information regarding other short term money market rates, including, but not limited to, the Prime Rate quoted by U.S. money center commercial bank(s), the three-month Treasury Bill Rate and/or the three-month LIBOR rates from creditworthy international bank(s).

The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per Share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per Share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per Share can be expected to fluctuate over time.

Custodian, Dividend Disbursing Agent and Transfer Agent

 -------------------------------------------------------------------------------

State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, Massachusetts 02110, is the custodian of the Fund and has custody of the securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. State Street Bank and Trust Company also will perform certain accounting services for the Fund pursuant to the fund accounting agreement between it and the Fund. Van Kampen Investor Services Inc., P.O. Box 947, Jersey City, New Jersey 07303-0947 is the dividend disbursing agent and transfer agent of the Fund. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

Legal Opinions

 -------------------------------------------------------------------------------

Certain legal matters in connection with the Shares offered hereby have been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities.

Independent Registered Public Accounting Firm

 -------------------------------------------------------------------------------

The financial statements for the period ended July 31, 2004, incorporated by reference into the Statement of Additional Information, have been audited by independent registered public accounting firm, as stated in their report also incorporated by reference into the Statement of Additional Information, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Additional Information

 -------------------------------------------------------------------------------

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the registration statement that the Fund has filed with the SEC. The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

Table of Contents for the Statement of Additional Information

 -------------------------------------------------------------------------------

                                                   PAGE
                                                   ----
Investment Objective, Policies and Risks.........  B-2

Investment Restrictions..........................  B-2

Trustees and Officers............................  B-4

Portfolio Transactions...........................  B-12

Management of the Fund...........................  B-13

Other Agreements.................................  B-16

Distribution and Service.........................  B-16

Dividend Reinvestment Plan.......................  B-17

Net Asset Value..................................  B-18

Taxation.........................................  B-19

Repurchase of Shares.............................  B-23

Early Withdrawal Charge -- Class A...............  B-26

Waiver of Class B and Class C Early Withdrawal
  Charges........................................  B-26

Other Information................................  B-27

Financial Statements.............................  B-27

Appendix A--Proxy Voting Policy and Procedures...  B-28

Appendix A

 -------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

                       1.    LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            SHORT-TERM DEBT RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                           DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

                            2.    SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issues:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term ratings of the issuer, its guarantor or support-provider.

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

                        ISSUE CREDIT RATING DEFINITIONS

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

- Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

- Nature of and provisions of the obligation;

- Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                               LOCAL CURRENCY AND
                             FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN SENIOR LOAN FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Principal Underwriter
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Dividend Disbursing Agent and Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Senior Loan Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, Massachusetts 02110-1713
Attn: Van Kampen Senior Loan Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

(VAN KAMPEN SENIOR LOAN FUND)

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                               JANUARY     , 2005

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                   SLF PRO 01/05
                                                                     65025PRO-00
The Fund's Investment Company
Act File No. is 811-5845.

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                SUBJECT TO COMPLETION -- DATED DECEMBER 7, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                                SENIOR LOAN FUND

  Van Kampen Senior Loan Fund's (formerly known as Van Kampen Prime Rate Income Trust and referred to herein as the "Fund") investment objective is to provide a high level of current income, consistent with preservation of capital.

  The Fund is organized as a non-diversified, closed-end management investment company.

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in connection with the Prospectus for the Fund dated January , 2005. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Class A, Class B Shares or Class C Shares (collectively with the Fund's I Shares, which are not continuously offered, the "Shares") of the Fund. Investors should obtain and read the Prospectus prior to purchasing Shares. A copy of the Prospectus and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or the Prospectus and/or report may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 or (800) 421-2833 (for the hearing impaired). This
Statement of Additional Information incorporates by reference the entire Prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objective, Policies and Risks....................   B-2
Investment Restrictions.....................................   B-2
Trustees and Officers.......................................   B-4
Portfolio Transactions......................................  B-12
Management of the Fund......................................  B-13
Other Agreements............................................  B-16
Distribution and Service....................................  B-16
Dividend Reinvestment Plan..................................  B-17
Net Asset Value.............................................  B-18
Taxation....................................................  B-19
Repurchase of Shares........................................  B-23
Early Withdrawal Charge -- Class A..........................  B-26
Waiver of Class B and Class C Early Withdrawal Charges......  B-26
Other Information...........................................  B-27
Financial Statements........................................  B-27
Appendix A -- Proxy Voting Policy and Procedures............  B-28

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, DC (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.
      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY   , 2005.
                                                                   SLF SAI 01/05

                         INVESTMENT OBJECTIVE, POLICIES
                                   AND RISKS

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate senior loans ("Senior Loans"). Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans should minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in borrower credit quality and other factors with respect to Senior Loan interests in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of Senior Loan interests and associated special risk considerations, see "Investment Objective and Policies" and "Risks" in the Prospectus.

                            INVESTMENT RESTRICTIONS

  The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding Shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on the issuance of senior securities, the percentage limitations apply at the time of purchase and on an ongoing basis. In accordance with the foregoing, the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a Loan Agreement and the Lender selling a Participation to the Fund together with any other persons interpositioned between such Lender and the Fund with respect to a Participation.

   2. Purchase any security if, as a result of such purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

   3. Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

   4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   5. Buy any security "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

   6. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

   9. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisitions. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

  10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

  11. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  12. Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

  For purposes of investment restriction number 2, the Fund has adopted supplementally a more restrictive non-fundamental investment policy that in effect changes the phrase "more than 25%" to "25% or more." For purposes of investment restriction number 2 and the supplement just described, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

  The Fund has adopted the following fundamental policies in relation to its repurchase offers which may only be changed by a majority vote of the outstanding voting securities of the Fund:

  - the Fund intends to make repurchase offers every three months, pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act") as it may be amended from time to time, commencing in the [], 200[5]; provided that the Fund may make repurchase offers more frequently in accordance with any exemptive relief granted by the SEC;

  - the repurchase request due dates will be at least 10 business days after the commencement of the repurchase offer; and

  - there will be a maximum 14 day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

  FUND STRUCTURE. The Fund's fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their Shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder's Shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. Any such conversion to a master-feeder structure would be effected by the Board of Trustees without a shareholder vote. In such case, the Fund would inform shareholders of this conversion by supplementing the Fund's Prospectus. The Fund's Board of Trustees presently does not intend to effect any conversion of the Fund to a master-feeder structure.

                             TRUSTEES AND OFFICERS

  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of September 30, 2004. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

                              INDEPENDENT TRUSTEES

                                                                                          NUMBER OF
                                                                                          FUNDS IN
                                            TERM OF                                         FUND
                                           OFFICE AND                                      COMPLEX
                              POSITION(S)  LENGTH OF                                      OVERSEEN
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)               BY       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS                 TRUSTEE    HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief Executive          85       Trustee/Director/Managing
Blistex Inc.                               since 1988  Officer of Blistex Inc., a                     General Partner of other
1800 Swift Drive                                       consumer health care products                  funds in the Fund
Oak Brook, IL 60523                                    manufacturer. Director of the                  Complex.
                                                       Heartland Alliance, a non-profit
                                                       organization serving human needs
                                                       based in Chicago. Director of St.
                                                       Vincent de Paul Center, a Chicago
                                                       based day care facility serving
                                                       the children of low income
                                                       families.

                                                                                          NUMBER OF
                                                                                          FUNDS IN
                                            TERM OF                                         FUND
                                           OFFICE AND                                      COMPLEX
                              POSITION(S)  LENGTH OF                                      OVERSEEN
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)               BY       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS                 TRUSTEE    HELD BY TRUSTEE
Rod Dammeyer (63)             Trustee      Trustee     President of CAC, L.L.C., a           85       Trustee/Director/Managing
CAC, L.L.C.                                since 1988  private company offering capital               General Partner of other
4350 La Jolla Village Drive                            investment and management                      funds in the Fund
Suite 980                                              advisory services. Prior to                    Complex. Director of
San Diego, CA 92122-6223                               February 2001, Vice Chairman and               TeleTech Holdings Inc.,
                                                       Director of Anixter                            Stericycle, Inc., GATX
                                                       International, Inc., a global                  Corporation, and Ventana
                                                       distributor of wire, cable and                 Medical Systems, Inc. and
                                                       communications connectivity                    Trustee of The Scripps
                                                       products. Prior to July 2000,                  Research Institute and
                                                       Managing Partner of Equity Group               the University of Chicago
                                                       Corporate Investment (EGI), a                  Hospitals and Health
                                                       company that makes private                     Systems. Prior to April
                                                       investments in other companies.                2004, Director of
                                                                                                      TheraSense, Inc. Prior to
                                                                                                      January 2004, Director of
                                                                                                      TeleTech Holdings Inc.
                                                                                                      and Arris Group, Inc.
                                                                                                      Prior to May 2002,
                                                                                                      Director of Peregrine
                                                                                                      Systems Inc. Prior to
                                                                                                      February 2001, Director
                                                                                                      of IMC Global Inc., an
                                                                                                      international company
                                                                                                      that mines, manufactures
                                                                                                      and sells essential crop
                                                                                                      nutrients and feed
                                                                                                      ingredients to farms.
                                                                                                      Prior to July 2000,
                                                                                                      Director of Allied Riser
                                                                                                      Communications Corp.,
                                                                                                      Matria Healthcare Inc.,
                                                                                                      Transmedia Networks,
                                                                                                      Inc., CNA Surety, Corp.
                                                                                                      and Grupo Azcarero Mexico
                                                                                                      (GAM).
Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President and          85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  Chief Executive Officer of                     General Partner of other
P.O. Box 317                                           Pocklington Corporation, Inc., an              funds in the Fund
Lake Forest, IL 60045                                  investment holding company.                    Complex. Director of the
                                                       Director of the Marrow                         Lake Forest Bank & Trust.
                                                       Foundation.
Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and Honorary       85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Trustee of the University of                   General Partner of other
Chicago, IL 60637                                      Chicago and the Adam Smith                     funds in the Fund
                                                       Distinguished Service Professor                Complex. Director of
                                                       in the Department of Economics at              Winston Laboratories,
                                                       the University of Chicago. Prior               Inc.
                                                       to July 2000, President of the
                                                       University of Chicago. Trustee of
                                                       the University of Rochester and a
                                                       member of its investment
                                                       committee. Member of the National
                                                       Academy of Sciences, the American
                                                       Philosophical Society and a
                                                       fellow of the American Academy of
                                                       Arts and Sciences.

                              INTERESTED TRUSTEES*

                                                                                           NUMBER OF
                                                                                           FUNDS IN
                                            TERM OF                                          FUND
                                           OFFICE AND                                       COMPLEX
                              POSITION(S)  LENGTH OF                                       OVERSEEN
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                BY       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                  TRUSTEE    HELD BY TRUSTEE
Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of Morgan            85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Stanley. Prior to December 2002,                General Partner of other
P.O. Box 5555                                          Chairman, Director, President,                  funds in the Fund
Oakbrook Terrace, IL 60181                             Chief Executive Officer and                     Complex.
                                                       Managing Director of Van Kampen
                                                       Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December
                                                       2002, President and Chief
                                                       Executive Officer of funds in the
                                                       Fund Complex. Prior to May 1998,
                                                       Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean
                                                       Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996,
                                                       Director of Dean Witter Reynolds
                                                       Inc.
Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm of             85       Trustee/Director/Managing
333 West Wacker Drive                      since 1988  Skadden, Arps, Slate, Meagher &                 General Partner of other
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                funds in the Fund
                                                       in the Fund Complex.                            Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")). Mr. Powers is an interested person of funds in the Fund Complex and the Adviser by reason of his former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (37)       Vice President and  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas  Secretary           since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                      since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                           Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                             and the Adviser. Vice President of the Morgan Stanley
                                                             Institutional and Retail Funds since July 2004 and Vice
                                                             President of funds in the Fund Complex as of August 2004.
                                                             Previously, Managing Director and General Counsel of
                                                             Americas, UBS Global Asset Management from July 2000 to July
                                                             2004 and General Counsel of Aeitus Investment Management,
                                                             Inc from January 1997 to July 2000.

James M. Dykas (38)          Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza             Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181   Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                             2004, Assistant Treasurer of funds in the Fund Complex.

                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND           SERVED    DURING PAST 5 YEARS

Mitchell M. Merin (50)       President           Officer     President of funds in the Fund Complex since December 2002.
1221 Avenue of the Americas                      since 2002  Trustee/Director/Managing General Partner of certain funds
New York, NY 10020                                           in the Fund Complex since 1999. Chairman, President, Chief
                                                             Executive Officer and Director of the Adviser and VK
                                                             Advisors Inc. since December 2002. Chairman, President and
                                                             Chief Executive Officer of Van Kampen since December 2002.
                                                             Director of Van Kampen since December 1999. Chairman and
                                                             Director of Van Kampen Funds Inc. since December 2002.
                                                             President, Director and Chief Operating Officer of Morgan
                                                             Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer
                                                             since June 1998 of Morgan Stanley Investment Advisors Inc.
                                                             and Morgan Stanley Services Company Inc. Chairman, Chief
                                                             Executive Officer and Director of Morgan Stanley
                                                             Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust.
                                                             Director of various Morgan Stanley subsidiaries and
                                                             President of the Morgan Stanley Funds since May 1999.
                                                             Previously Chief Executive Officer of Van Kampen Funds Inc.
                                                             from December 2002 to July 2003, Chief Strategic Officer of
                                                             Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                             Services Company Inc. and Executive Vice President of Morgan
                                                             Stanley Distributors Inc. from April 1997 to June 1998.
                                                             Chief Executive Officer from September 2002 to April 2003
                                                             and Vice President from May 1997 to April 1999 of the Morgan
                                                             Stanley Funds.

Joseph J. McAlinden (61)     Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                             Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                             Vice President and Chief Investment Officer of funds in the
                                                             Fund Complex. Managing Director and Chief Investment Officer
                                                             of Van Kampen Investments, the Adviser and Van Kampen
                                                             Advisors Inc. since December 2002.

Ronald E. Robison (65)       Executive Vice      Officer     Principal Executive Officer--office of the Funds (since
1221 Avenue of the Americas  President and       since 2003  November 2003). Chief Executive Officer and Chairman of
New York, NY 10020           Principal                       Investor Services. Executive Vice President and Principal
                             Executive Officer               Executive Officer of funds in the Fund Complex. Managing
                                                             Director of Morgan Stanley. Chief Administrative Officer,
                                                             Managing Director and Director of Morgan Stanley Investment
                                                             Advisors Inc., Morgan Stanley Services Company Inc. and
                                                             Managing Director and Director of Morgan Stanley
                                                             Distributors Inc. Chief Executive Officer and Director of
                                                             Morgan Stanley Trust. Executive Vice President and Principal
                                                             Executive Officer of the Institutional and Retail Morgan
                                                             Stanley Funds; Director of Morgan Stanley SICAV; previously
                                                             Chief Global Operations Officer and Managing Director of
                                                             Morgan Stanley Investment Management Inc.
John L. Sullivan (49)        Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza             Officer             since 1996  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                   Investments, the Adviser, Van Kampen Advisors Inc. and
                                                             certain other subsidiaries of Van Kampen Investments. Prior to August 2004, Vice President, Chief Financial Officer and
                                                             Treasurer of funds in the Fund Complex and head of Fund
                                                             Accounting for Morgan Stanley Investment Management. Prior
                                                             to December 2002, Executive Director of Van Kampen
                                                             Investments, the Adviser and Van Kampen Advisors Inc.

COMPENSATION

  Each Trustee who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

  Additional information regarding compensation and benefits for Trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                        FUND COMPLEX
                                               --------------------------------------------------------------
                                 AGGREGATE     ESTIMATED AGGREGATE   AGGREGATE ESTIMATED
                               COMPENSATION        PENSION OR          MAXIMUM ANNUAL      TOTAL COMPENSATION
                                  BEFORE       RETIREMENT BENEFITS    BENEFITS FROM THE     BEFORE DEFERRAL
                               DEFERRAL FROM     ACCRUED AS PART        FUND COMPLEX           FROM FUND
           NAME(1)              THE FUND(2)      OF EXPENSES(3)      UPON RETIREMENT(4)        COMPLEX(5)
           -------             -------------   -------------------   -------------------   ------------------
INDEPENDENT TRUSTEES
David C. Arch................     $11,164(2)         $18,589              $147,500              $193,811
Rod Dammeyer.................      10,964(2)          31,814               147,500               177,971
Howard J Kerr................      11,164(2)          58,713               147,500               193,811
Hugo F. Sonnenschein.........      11,164(2)          32,178               147,500               193,811
INTERESTED TRUSTEE
Wayne W. Whalen(1)...........      11,164(2)          63,604               147,500               251,811

---------------
(1) Mr. Powers is an affiliated persons of the Adviser and Van Kampen Investments and does not receive compensation or retirement benefits from the Funds. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended July 31, 2004. The following Trustees deferred compensation from the Fund during the fiscal year ended July 31, 2004: Mr. Dammeyer, $10,964; Mr. Sonnenschein, $11,164; and Mr. Whalen, $11,164. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the Shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each such fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each Trustee, including former Trustees, from the Fund as of the Fund's fiscal year ended July 31, 2004 is as follows: Mr. Dammeyer, $299,095; Mr. Kerr, $63,302; Mr. Sonnenschein, $279,540; and Mr. Whalen, $307,609. The deferred compensation plan is described above the compensation table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the Trustees for the funds' respective fiscal years ended in 2003. The retirement plan is described above the Compensation Table. In 2003, the trustees/directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each Trustee based on funds he oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such Trustees going forward.

(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2003 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, the trustees/directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each Trustee based on funds he oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such Trustees going forward.

BOARD COMMITTEE

  During the Fund's last fiscal year, the Board of Trustees had one standing committee (an audit and governance committee). The Fund's audit and governance committee consists of Messrs. Arch, Dammeyer, Kerr, and Sonnenschein. The Board's audit and governance committee is comprised solely of "Independent Trustees", which is defined for purposes herein as Trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members and nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  As an audit committee, the audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm their independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC. The Fund's audit committee financial expert is Mr. Dammeyer.

  As a governance committee, the governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the

Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

  During the Fund's last fiscal year, the audit and governance committee of the Board held six meetings. During the last fiscal year, the full Board held 13 meetings.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

  Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2003, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the Trustee in the dollar range amounts specified below.

                2003 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                              AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF   SECURITIES IN ALL REGISTERED INVESTMENT
                        EQUITY SECURITIES       COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE            IN THE FUND               IN THE FUND COMPLEX
---------------         -----------------  ---------------------------------------
David C. Arch             $1 - $10,000               $50,001 - $100,000
Rod Dammeyer              $1 - $10,000                  Over $100,000
Howard J Kerr             $1 - $10,000                  $1 - $10,000
Hugo F. Sonnenschein      $1 - $10,000                $10,001 - $50,000

INTERESTED TRUSTEES

                                              AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF   SECURITIES IN ALL REGISTERED INVESTMENT
                        EQUITY SECURITIES   COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE            IN THE FUND             CLOSED-END FUND COMPLEX
---------------         -----------------  ---------------------------------------
Richard F. Powers, III    $1 - $10,000                  Over $100,000
Wayne W. Whalen           $1 - $10,000                  Over $100,000

  Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2003, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the Trustee, in the dollar range amounts specified below.

          2003 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                              AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF   SECURITIES IN ALL REGISTERED INVESTMENT
                        EQUITY SECURITIES       COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE            IN THE FUND               IN THE FUND COMPLEX
---------------         -----------------  ---------------------------------------
David C. Arch             $1 - $10,000               $50,001 - $100,000
Rod Dammeyer              $1 - $10,000                  Over $100,000
Howard J Kerr             $1 - $10,000                  Over $100,000
Hugo F. Sonnenschein      $1 - $10,000                  Over $100,000

INTERESTED TRUSTEES

                                              AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF   SECURITIES IN ALL REGISTERED INVESTMENT
                        EQUITY SECURITIES   COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE            IN THE FUND             CLOSED-END FUND COMPLEX
---------------         -----------------  ---------------------------------------
Richard F. Powers, III    $1 - $10,000                  Over $100,000
Wayne W. Whalen           $1 - $10,000                  Over $100,000

  To the knowledge of the Fund, as of November 22, 2004, no person held 5% or more of the Fund's Class B Shares or Class C Shares either beneficially or of record, except as follows:

SHAREHOLDER AND ADDRESS                                  CLASS OF SHARES    PERCENTAGE OWNERSHIP
-----------------------                                  ---------------    --------------------
Morgan Stanley DW Inc................................           C                     25%
  Harborside Financial Center
  Plaza 2, 6th Floor
  Jersey City, New Jersey 07311
MLPF&S for the sole benefit of its customers.........           C                      5%
  Attn: Fund Administration 97278
  4800 Deer Lake Drive E., 2nd Floor
  Jacksonville, Florida 32246-6484

  Further, as of November 22, 2004, Trustees and officers of the Fund as a group owned less than 1% of the Shares.

CODE OF ETHICS

  The Fund, the Adviser and the Distributor have adopted codes of ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel. The Code of Ethics can be reviewed and copied at the SEC's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site http://www.sec.gov; or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

                             PORTFOLIO TRANSACTIONS

  With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. The illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Risks" in the Prospectus. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund's ability to acquire some Senior Loans. The Adviser does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans consistent with its investment policies.

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's Shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

  Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliate brokers.

  Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

Commissions Paid:

                                                                         Affiliated
                                                                          Brokers
                                                                         ----------
                                                                           Morgan
                                                                All       Stanley
                                                              Brokers     DW Inc.
                                                              -------     -------
Fiscal year ended July 31, 2004.............................  $203,381       $0
Fiscal year ended July 31, 2003.............................  $ 71,553       $0
Fiscal year ended July 31, 2002.............................  $      0       $0
Fiscal year 2004 Percentages:
  Commissions with affiliate to total commissions.....................        0%
  Value of brokerage transactions with affiliate to total
     transactions.....................................................        0%

  During the fiscal year ended July 31, 2004, the Fund paid $203,381 in brokerage commissions on transactions totaling $123,266,766 to brokers selected primarily on the basis of research services provided to the Adviser.

                             MANAGEMENT OF THE FUND

THE ADVISER

  The Fund's investment adviser is Van Kampen Asset Management. From the Fund's inception until November 30, 2003, the Fund's investment adviser was Van Kampen Investment Advisory Corp. As of November 30, 2003, Van Kampen Investment Advisory Corp. was merged into its affiliate, Van Kampen Asset Management. As used herein, the term "Adviser" includes Van Kampen Asset Management, as successor adviser, and Van Kampen Investment Advisory Corp., as predecessor adviser. The Adviser is a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

INVESTMENT ADVISORY AGREEMENT

  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund was approved by the shareholders of the Fund at a shareholders meeting held on May 25, 1997. The Advisory Agreement continues from year to year, unless earlier terminated as described below, if approved annually
(a) by the Trustees of the Fund or by a majority of the Fund's Shares and (b) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party (in the case of the Fund, such termination may be effected by the Board of Trustees or by a majority of the Shares) and will automatically terminate in the event of assignment. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

  In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and repurchases of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

  The Advisory Agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. The Adviser also furnishes necessary facilities and equipment, and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions. For the fiscal years ended July 31, 2002, 2003 and 2004, the Fund recognized investment advisory fees pursuant to the Advisory Agreement of approximately $31,669,900, $20,652,600 and $19,720,400, respectively.

  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Trustees are responsible for the overall management and supervision of the Fund's affairs. The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

LITIGATION INVOLVING THE ADVISER

  On September 28, 2001 and October 11, 2001, separate complaints were filed in the United States District Court for the Northern District of Illinois each by a shareholder of the Fund against the Fund, the Adviser,

Van Kampen Funds Inc. and certain directors and officers of the Fund. The respective complaints, framed as class actions, allege misstatements and omissions in the Fund's registration statements in violation of the federal securities laws. The separate complaints were consolidated on or about December 15, 2001, and the class was certified on or about August 26, 2002. The consolidated action is entitled Abrams et al. v. Van Kampen Funds, Inc., et al., No. 01 C 7538 (N.D. Ill., Hart J.). The ultimate outcome of this action is not presently determinable and no provision has been made in the Fund's financial statements for the effect, if any, of this action.

  The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated complaint also names as defendants certain individual trustees of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The consolidated complaint generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

  The defendants have moved to dismiss each of these actions in the preceding two paragraphs and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation.

  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

THE ADMINISTRATOR

  The Distributor, an affiliate of the Adviser, serves as the Fund's administrator (in such capacity, the "Administrator"). For the fiscal years ended July 31, 2002, 2003 and 2004, the Fund recognized administrative fees pursuant to the Administration Agreement of approximately $8,334,400, $5,434,900 and $5,276,200, respectively.

  The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and the Fund's independent registered public accounting firm, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the Shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of Shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of Shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement and any extraordinary expenses of a nonrecurring nature.

                                OTHER AGREEMENTS

  LEGAL SERVICES AGREEMENT. The Fund and certain other funds advised by the Adviser or its affiliates have entered into a Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel necessary to render the legal services. Of the total costs for legal services provided to funds advised by the Adviser or its affiliates, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records. For the fiscal years ended July 31, 2002, 2003 and 2004, the Fund recognized legal fees pursuant to the Legal Services Agreement of approximately $63,400, $70,300 and $78,700, respectively.

                            DISTRIBUTION AND SERVICE

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A, Class B Shares and Class C Shares and in so doing has agreed to comply with Rule 12b-1 under the 1940 Act as if the Fund were an open-end investment company. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A, Class B Shares and Class C Shares. There is no Distribution Plan or Service Plan for the Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of Shares in connection with the distribution of the respective class of Shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's Shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

  The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of Shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of Shares without approval by a vote of a majority of the outstanding voting Shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of Shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any early withdrawal charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of Shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

  The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of
(i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of Shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or early withdrawal charges in future years.

  Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

                           DIVIDEND REINVESTMENT PLAN

  The Fund offers a Dividend Reinvestment Plan (the "Plan"). Under the Plan, shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in additional Shares. Unless they elect to participate in the Plan, shareholders will receive distributions in cash.

  State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, at net asset value. The valuation date will be the dividend or distribution payment date or, if that date is not a business day, the next preceding business day.

  The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased pursuant to the Plan. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.

  In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participating in the Plan.

  The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all shareholders of the Fund.

  All registered shareholders (other than brokers or nominees) will be mailed information regarding the Plan, including a form with which they may elect to participate in the Plan. Shareholders who intend to hold their Shares through a broker or nominee should contact such person to confirm that they may participate in the Plan and to determine the effect, if any, that a transfer of the account by the shareholder to another broker or nominee will have on continued participation in the Plan. A shareholder may withdraw from the Plan at any time by contacting the Plan Agent at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections should be directed to the Plan Agent and should include the name of the Fund and the shareholder's name and address as registered. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided above, certificates for whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account. All correspondence concerning the dividend reinvestment plan should be directed to the State Street Bank and Trust Company, as Plan Agent, c/o Van Kampen Investor Services Inc., P.O. Box 947, Jersey City, New Jersey 07303-0947. Please call 1-800-847-2424 between the hours of 7:00 a.m. and 7:00 p.m. Central time if you have questions regarding the Plan.

                                NET ASSET VALUE

  The net asset value per share of the Fund's Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

  Senior Loans will be valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans and securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes and all other Senior Loans, securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources approved by the Board, certain Senior Loans will be valued on the basis of such indicators. Other Senior Loans will be valued by independent pricing sources approved by the Fund's Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by the Adviser by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and by the Fund's Trustees. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the Fund may rely to an increasing extent on market prices and quotations in valuing Senior Loan interests in the Fund's portfolio. The Fund and Trustees will continue to monitor developments in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

  It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term, adjustable rate nature of such instruments held by the Fund, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of traditional longer-term, fixed-income securities. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Fund does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for a determination of the value of such Senior Loan interests. Accordingly, the Fund generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

  Securities other than Senior Loans held in the Fund's portfolio (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

  Short-term obligations held by the Fund that mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.

                                    TAXATION

FEDERAL INCOME TAXATION

  The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  To avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of the Fund's earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  As discussed under the heading "Risks -- Borrower Credit Risk" in the Prospectus, the Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Investments in Senior Loans that are at risk of or in default may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event that they arise with respect to Senior Loans it owns, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

DISTRIBUTIONS TO SHAREHOLDERS

  Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time Shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such Shares are held as a capital asset).

  The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003 and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in Senior Loans and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rates applicable to "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rate applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rate on long-term capital gains prior to its scheduled expiration under the 2003 Tax Act. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will be equal to their fair market value on the distribution date.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

  The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) may be a taxable transaction for federal income tax purposes. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. [The federal income tax consequences of the repurchase of Shares pursuant to a tender offer will be disclosed in the related offering documents.] Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

  As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (1) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (2) for taxable years ending on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31,
2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rate on long-term capital gains prior to its scheduled expiration under the 2003 Tax Act. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

  For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not

  - an individual who is a citizen or resident of the United States;

  - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

  - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

  - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

  A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

  Non-effectively connected capital gain dividends and gains realized from the sale of Shares will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their Shares. See "Backup Withholding" and "Information Reporting" below.

  If income from the Fund or gains realized from the sale of Shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of Shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

  The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds Shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of Shares of the Fund.

BACKUP WITHHOLDING

  The Fund may be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends and proceeds from the sale of Shares paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

  Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of Shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

  The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such Non-U.S. Shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

  The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                              REPURCHASE OF SHARES

  The Fund may from time to time enter into one or more credit agreements to provide the Fund with additional liquidity to meet its obligations to purchase Shares pursuant to its repurchase offers. The Fund has entered into a Revolving Credit and Security Agreement dated as of November 17, 2003, as amended as of November 11, 2004, (as amended or modified from time to time, the "Credit Agreement"), among the Fund, as borrower, Falcon Asset Securitization Corporation, as conduit lender (the "Conduit Lender"), and Bank One, NA (Main Office Chicago) ("Bank One"), Danske Bank A/S, State Street Bank and Trust Company and the other secondary lenders from time to time party thereto (collectively, the "Secondary Lenders") and Bank One, as program agent (the "Program Agent"), pursuant to which the Conduit Lender may provide, and if the Conduit Lender does not provide, the Secondary Lenders will provide, advances of up to $300,000,000 at the Fund's request (the "Credit Facility Commitment") to the Fund, which are secured by substantially all of the assets of the Fund. The Credit Agreement has terms and conditions substantially similar to the following:

  - The Fund is entitled to borrow money (such borrowings, "Advances") from the Conduit Lender and the Secondary Lenders, collectively, in amounts which in the aggregate do not exceed the amount of the Credit Facility Commitment and from any Secondary Lender, individually, in amounts which in the aggregate do not exceed the amount of such secondary lender's commitment thereunder, provided that, among other things, as of any applicable determination date,
    (i) the Borrower's "senior securities representing indebtedness" (as defined in Section 18(g) of the 1940 Act) have "asset coverage" (as defined in
    Section 18(h) of the 1940 Act) of at least 400% (computed on such determination date regardless of whether or not dividends or distributions are being made on such determination date, or whether debt is being incurred on such determination date and computed as if each outstanding Advance constituted a "senior security" without regard to whether such Advance is a loan for "temporary purposes" or otherwise excludable from the definition of "senior securities" under Section 18(g) of the

    1940 Act) (the "Asset Coverage Test"), and (ii) the borrowing base shall be equal to or greater than the credits outstanding (the "Borrowing Base Test").

  - Promptly after the Fund's submission of a notice of borrowing, the Conduit Lender is required to notify the Program Agent as to whether it will make the requested Advance. If the Conduit Lender declines to make such Advance, the Program Agent shall notify the Secondary Lenders of the requested Advance. Provided the Fund has complied with the procedures governing requests for Advances, the Conduit Lender or the Secondary Lenders, as applicable, will, on the borrowing date, make available to the Fund's account Advances in an amount equal to the requested amount in immediately available funds. The Borrower is not able to request more than two (2) Advances in any calendar week.

  - Advances made under the Credit Agreement, if any, will bear interest daily
    (i) with respect to Advances made by the Conduit Lender, at a rate per annum which reflects the cost of funds to the Conduit Lender of making and maintaining such Advance, including fees payable by or on behalf of the Conduit Lender to any dealer or placement agent in respect of commercial paper notes issued by the Conduit Lender to fund such Advance and be calculated in the manner in which the Conduit Lender typically calculates its cost of funds in similar transactions; provided that if any component of such rate is a discount rate, the rate used for such component shall be obtained by converting such discount rate to an interest bearing equivalent rate per annum, and (ii) with respect to Advances made by any Secondary Lender, at either (A) a rate per annum equal to the rate of interest from time to time announced publicly by Bank One in Chicago, Illinois as Bank One's base rate (the "Base Rate"), or (B) at a rate per annum equal to 1% per annum plus the rate per annum at which deposits in dollars are offered by the principal office of Bank One in London, England to prime banks in the London interbank market (the "Eurodollar Rate"). The Fund will bear the expenses of any borrowings under the Credit Agreement. Interest on the Advances will be due, in arrears, on the outstanding principal amount of each Advance (i) with respect to any Advance made by the Conduit Lender or any Base Rate Advance made by a Secondary Lender, on the twelfth (12th) day of each calendar month (or if such day is not a business day, the next succeeding business day) for the immediately preceding month or part thereof or (ii) with respect to any Eurodollar Rate Advance made by a Secondary Lender, on the last day of each settlement period (or if such day is not a business day, the next succeeding business day), the duration of such settlement period to be determined by the Program Agent. Interest on the outstanding principal of the Advances will also be due on the date of any prepayment of any Advance and on demand during the existence of an event of default under the Credit Agreement. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate.

  - The Fund paid an up-front fee to the Program Agent (for the account of the Secondary Lenders) on the date the Credit Agreement was executed. In addition, the Fund has agreed to pay certain fees during and after the term of the Credit Agreement, including (i) a structuring fee, payable to the Program Agent in twelve (12) equal quarterly installments, (ii) an increase fee, payable to the Program Agent in equal quarterly installments, (iii) a program fee, payable to the Program Agent monthly for each month any Advances are outstanding and (iv) a liquidity fee, payable to the Program Agent monthly.

  - The principal amount of any Advance made under the Credit Agreement, if any, is required to be paid by the maturity date for such Advance, which date shall be the earlier of (i) the date which is sixty (60) days following the borrowing date of such Advance and (ii) the earlier of (A) November 10, 2005 (the "Commitment Termination Date"), unless the Commitment Termination Date is extended pursuant to the terms of the Credit Agreement, in which case the Commitment Termination Date shall be the date occurring 364 days after the then current Commitment Termination Date, and (B) the date the Credit Facility Commitment terminates (whether by the occurrence of an event of default or at the Borrower's election). The Fund is entitled to prepay all or a portion of the Advances made to it, provided that, among other things, the Fund gives sufficient notices of prepayment and such prepayment, if a partial prepayment, is at least equal to $1,000,000. On the Commitment Termination Date, all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

  - The Fund has pledged and granted to the Program Agent for the benefit of the Conduit Lender (and any person which acquires or is obligated to acquire an interest in any Advance from the Conduit Lender under an asset purchase agreement), the Program Agent, the Secondary Lenders and their respective successors and assigns (such beneficiaries, the "Secured Parties") a continuing lien upon and security interest in all of the Fund's right title and interest in, substantially all of the Fund's assets, including, without limitation, the cash, assets, investments and property from time to time credited to the collateral accounts, the collateral accounts and all proceeds of the foregoing assets (such assets, together with such proceeds thereon, the "Pledged Collateral"). The Fund has agreed to certain restrictions governing the disposition of the Pledged Collateral and has agreed to provide the Program Agent (for itself and on behalf of the other Secured Parties) with certain rights and remedies upon the occurrence and during the continuance of an event of default, including, without limitation, the right to apply the proceeds from the sale of the Pledged Collateral to the payment of any unpaid accrued interest and the principal amount of any outstanding Advances.

  - The drawdown of the initial Advance under the Credit Agreement is subject to the satisfaction of certain conditions precedent, including, without limitation, (i) the receipt by the Program Agent of various program documents related to the Fund and documents typically delivered by borrowers under transactions of this type, including, without limitation, authorizations, legal opinions and various corporate documents, and (ii) if requested by the Conduit Lender or any Secondary Lender, the Fund's execution and delivery of a promissory note made payable to the order of the Conduit Lender or Secondary Lender, as applicable.

  - The drawdown of each Advance is further conditioned upon the satisfaction of additional conditions, including, without limitation, (i) immediately after giving effect to such Advance, the Fund's compliance with the Borrowing Base Test and Asset Coverage Test; (ii) immediately after the making of any such Advance, the aggregate outstanding principal amount of all Advances not exceeding the Credit Facility Commitment; (iii) there being no default or event of default in existence and no default or event of default resulting from the making of such Advance; (iv) the continuance of the truth of the representations and warranties made in the Credit Agreement and certain related agreements with respect to the Fund and its adviser; and (v) the receipt by the Program Agent of an investor report.

  - The Credit Agreement contains various affirmative and negative covenants of the Fund, including, without limitation, continuing obligations: (i) to provide periodic financial information; (ii) without the consent of the Program Agent and the Secondary Lenders, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as an organization within the Commonwealth of Massachusetts; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to not create any lien (other than in connection with the Credit Agreement) on any of its assets; and (vi) to comply with the Fund's fundamental investment policies and investment restrictions.

  - The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) the Fund's failure to pay when due any amounts required to be paid to the Conduit Lender or any Secondary Lender under the Credit Agreement; (ii) the Fund's failure to be in compliance with the Asset Coverage Test; (iii) any material misrepresentation by the Fund, its adviser or its custodian in the Credit Agreement or other documents related thereto; (iv) failure by the Fund, the Conduit Lender or any Secondary Lender to observe or perform certain terms, covenants and agreements contained in the Credit Agreement or other documents related thereto; (v) failure by the Program Agent to have a valid and perfect first priority security interest in the Pledged Collateral or failure by Fund's custodian to have custody and control, as contemplated by the control agreement, of the Pledged Collateral; (vi) the voluntary or involuntary bankruptcy of the Fund or its custodian, as applicable; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 60 days; and (viii) certain changes in control of the Fund's adviser.

  The Fund intends to repay any Advances under the Credit Agreement from proceeds from the pay-downs from the interests in Senior Loans and from proceeds from the sale of Shares.

  During the pendency of any repurchase offer by the Fund, the Fund will calculate daily the net asset value of the Shares and will establish procedures which will be specified in the repurchase offer documents to enable shareholders to ascertain readily such net asset value. Each offer will be made and shareholders notified in accordance with the requirements of Rule 23c-3 under the 1940 Act. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

  Tendered Shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury Shares will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's total assets. If treasury Shares are retired, Shares issued and outstanding and capital in excess of par value will be reduced accordingly.

  If the Fund must liquidate portfolio securities in order to repurchase Shares tendered, the Fund may realize gains and losses.

                       EARLY WITHDRAWAL CHARGE -- CLASS A

  As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but an early withdrawal charge ("EWC -- Class A") may be imposed on certain repurchases made within eighteen months of purchase. For purposes of the EWC -- Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to an EWC -- Class A rather than a front-end load sales charge. In determining whether an EWC -- Class A is payable, it is assumed that Shares being repurchased first are any Shares in the shareholder's account not subject to an early withdrawal charge followed by Shares held the longest in the shareholder's account. The EWC -- Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the Shares being repurchased. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on Shares derived from reinvestment of dividends or capital gain dividends.

                         WAIVER OF CLASS B AND CLASS C
                            EARLY WITHDRAWAL CHARGES

  As described in the Fund's Prospectus under "Repurchase of Shares," repurchases of Class B Shares and Class C Shares will be subject to an early withdrawal charge ("EWC -- Class B and C"). EWC -- Class B and C is waived on repurchases of Class B Shares and Class C Shares in the circumstances described below:

REPURCHASE UPON DEATH OR DISABILITY

  The Fund will waive the CDSC -- Class B and C on repurchases following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the EWC -- Class B and C.

  In cases of death or disability, the EWC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the Shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the repurchase is made within one year of the death or initial determination of disability. This waiver of the EWC -- Class B and C applies to a total or partial repurchase, but only to a repurchase of Shares held at the time of the death or initial determination of disability.

REPURCHASE IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

  The Fund will waive the EWC -- Class B and C when a total or partial repurchase is made in connection with certain distributions from retirement plans. The EWC -- Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds, in such event, as described below, the Fund will "tack" the period for which the original Shares were held on to the holding period of the Shares acquired in the transfer or rollover for purposes of determining what, if any, EWC -- Class B and C is applicable in the event that such acquired Shares are repurchased following the transfer or rollover. The charge also will be waived on any repurchase which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

  The Fund does not intend to waive the EWC -- Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the EWC -- Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Shares.

                               OTHER INFORMATION

PROXY VOTING RECORD

  The Fund's proxy voting policies and procedures are included in Appendix A to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees
has engaged           , located at           , to be the Fund's independent
registered public accounting firm.

                              FINANCIAL STATEMENTS

  The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund dated July 31, 2004. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Fund's filing on Form N-CSR as filed with the SEC on September 29, 2004. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                   APPENDIX A

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

  Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

  Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

  Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxyrelated services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

  Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

  To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, antitakeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

  1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -  Selection or ratification of auditors.

          -  Approval of financial statements, director and auditor reports.

          -  Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -  General updating/corrective amendments to the charter.

          -  Elimination of cumulative voting.

          -  Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

  2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

     CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -  Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -  Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

     ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -  Adoption of anti-greenmail provisions provided that the proposal:
             (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

  3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -  Creation of "blank check" preferred stock.

          -  Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -  Proposals to indemnify auditors.

  4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

           (i)   Whether the stock option plan is incentive based;

           (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

           (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

     ANTI-TAKEOVER PROVISIONS

          -  Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

  1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -  Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -  Confidential voting.

          -  Reduction or elimination of supermajority vote requirements.

  2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -  Proposals that limit tenure of directors.

          -  Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -  Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          -  Proposals that limit retirement benefits or executive compensation.

          -  Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -  Requiring shareholder approval of golden parachutes.

          -  Elimination of certain anti-takeover related provisions.

          -  Prohibit payment of greenmail.

  3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

  1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

     (1) FINANCIAL STATEMENTS:

        Included in Part A:

           Financial Highlights

           Included in Part B:

           Incorporated by reference to the Annual Report dated July 31, 2004. Filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940.

           Report of Independent Registered Public Accounting Firm; Audited Financial Statements as of July 31, 2004; Notes to Audited Financial Statements

     (2) EXHIBITS

              (a) (i)   Amended and Restated Declaration of Trust dated September 19, 1989(1)
                 (ii)   Certificate of Amendment dated October 11, 1995(1)
                (iii)   Certificate of Amendment dated July 16, 1998(9)
                 (iv)   Certificate of Amendment dated June 12, 2003(7)
                  (b)   By-laws(1)
               (d)(1)   Specimen certificate of Class A Share of Registrant+
                  (2)   Specimen Certificate of Class B Share of Registrant+
                  (3)   Specimen Certificate of Class C Share of Registrant+
                  (4)   Specimen Certificate of Class I Share of Registrant+
               (g)(1)   Investment Advisory Agreement(2)
               (g)(2)   Amendment to Investment Advisory Agreement dated June 1, 2004(10)
               (h)(1)   Offering Agreement(2)
                  (2)   Form of Dealer Agreement(9)
               (i)(1)   Form of Trustee Deferred Compensation Plan(6)
                  (2)   Form of Trustee Retirement Plan(6)
            (j)(1)(i)   Custodian Agreement(2)
                 (ii)   Amendment to Custodian Agreement(6)
                  (2)   Transfer Agency and Service Agreement(2)
               (k)(1)   Administration Agreement(2)
                  (2)   Amended and Restated Legal Services Agreement(4)
                  (3)   Revolving Credit and Security Agreement dated November 17, 2003(9)
                  (4)   Agreement of Amendment to Revolving Credit and Security Agreement dated November 11,
                        2004+
                  (5)   Distribution Plan and Service Plan+
                  (6)   Multi-Class Plan(6)
                  (7)   Amended Multi-Class Plan+
               (l)(1)   Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
                  (n)   Consent of independent registered public accounting firm+
                  (p)   Letter of Investment Intent(1)
               (r)(1)   Code of Ethics of the Adviser and Distributor(11)

                  (2)   Code of Ethics of the Funds(3)
                  (3)   Code of Ethics for Principal Executive and Senior Financial Officers(11)
                 (24)   Power of Attorney(11)

---------------
(1) Incorporated by reference to the Fund's Registration Statement on Form N-2, File Nos. 333-14499 and 811-5845, filed on October 18, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2, File Nos. 333-14999 and 811-5845, filed on November 13, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 3 to the Fund's Registration Statement on Form N-2, File Nos. 333-75911 and 811-5845, filed on November 8, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 6 to the Fund's Registration Statement on Form N-2, File Nos. 333-75911 and 811-5845, filed on November 27, 2002.

(5) Incorporated by reference to Post-Effective Amendment No. 5 to the Fund's Registration Statement on Form N-2, File Nos. 333-75911 and 811-5845, filed on October 16, 2002.

(6) Incorporated by reference to Amendment No. 1 to the Fund's Registration Statement on Form N-14, File Nos. 333-103330 and 811-5845, filed on March 11, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2, File Nos. 333-104959 and 811-5845, filed on June 12, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2, File Nos. 333-104959 and 811-5845, filed on October 20, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2, File Nos. 333-104959 and 811-5845, filed on November 26, 2003.

(10) Incorporated by reference to the Fund's Schedule TO filed on June 18, 2004.

(11) Incorporated by reference to Post-Effective Amendment No. 3 to the Fund's Registration Statement on Form N-2, File Nos. 333-104959 and 811-5845, filed on September 30, 2004.
---------------
+   To be filed by further amendment.

ITEM 25: MARKETING ARRANGEMENTS

     See Exhibit h to this Registration Statement.

ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission fees.....................  $
Printing and engraving expenses*............................  $
Legal fees*.................................................  $
Accounting expenses*........................................  $
Miscellaneous expenses*.....................................  $
                                                              --------
               Total........................................  $
                                                              ========

---------------
* Estimated.

ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 28: NUMBER OF HOLDERS OF SECURITIES

     On           , 2005:

                  TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
                  --------------                     ------------------------
Class A Shares.....................................
Class B Shares.....................................
Class C Shares.....................................
Class I Shares.....................................

ITEM 29: INDEMNIFICATION

     Please see Article 5.3 of the Registrant's Amended and Restated Declaration of Trust (Exhibit (a)(i)) for indemnification of Trustees and officers. Registrant's Trustees and officers are also covered by an Errors and Omissions Policy. Section 5 of the Investment Advisory Agreement between the Fund and the Adviser provides that in the absence of willful misfeasance, bad faith or gross negligence in connection with the obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security. The Distribution Agreement provides that the Registrant shall indemnify the Distributor (as defined therein) and certain persons related thereto for any loss or liability arising from any alleged misstatement of a material fact (or alleged omission to state a material fact) contained in, among other things, the Registration Statement or Prospectus except to the extent the misstated fact or omission was made in reliance upon information provided by or on behalf of the Distributor. (See Section 7 of the Distribution Agreement.)

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the Distributor in connection with the Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules and regulations thereunder to be maintained (i) by the Registrant, will be maintained at its offices, located at 1221 Avenue of the Americas, New York, New York 10020, Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947 or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices, located at 1221 Avenue of the Americas, New York, New York 10020; and
(iii) all such accounts, books and other documents required to be maintained by the principal underwriter will be maintained by Van Kampen Funds Inc., at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 32: MANAGEMENT SERVICES

     Not applicable

ITEM 33: UNDERTAKINGS

     The Registrant hereby undertakes:

     1.  Not applicable

     2.  Not applicable

     3.  Not applicable

     4. (a) To file during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5. If applicable:

          (a) For purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York, on the 7th day of December, 2004.

                                          VAN KAMPEN SENIOR LOAN FUND
                                          By:     /s/ STEFANIE CHANG YU
                                            ------------------------------------
                                                     Stefanie Chang Yu
                                                         Secretary

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS THE REGISTRATION STATEMENT HAS BEEN SIGNED ON DECEMBER 7, 2004 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:

                SIGNATURES                                            TITLE
                ----------                                            -----
          /s/ RONALD E. ROBISON*                          Executive Vice President and
-------------------------------------------                Principal Executive Officer
             Ronald E. Robison

            /s/ JAMES M. DYKAS*                       Chief Financial Officer and Treasurer
-------------------------------------------
              James M. Dykas

            /s/ DAVID C. ARCH*                                       Trustee
-------------------------------------------
               David C. Arch




             /s/ ROD DAMMEYER*                                       Trustee
-------------------------------------------
               Rod Dammeyer




            /s/ HOWARD J KERR*                                       Trustee
-------------------------------------------
               Howard J Kerr




        /s/ RICHARD F. POWERS, III*                                  Trustee
-------------------------------------------
          Richard F. Powers, III




         /s/ HUGO F. SONNENSCHEIN*                                   Trustee
-------------------------------------------
           Hugo F. Sonnenschein




           /s/ WAYNE W. WHALEN*                                      Trustee
-------------------------------------------
              Wayne W. Whalen



---------------
* Signed by Stefanie Chang Yu pursuant to a Power of Attorney, previously filed.




           /s/ STEFANIE CHANG YU                                December 7, 2004
-------------------------------------------
             Attorney-in-Fact